[USAA LOGO]



                        USAA LIFE INSURANCE COMPANY
                        VARIABLE ANNUITY and
                        VARIABLE UNIVERSAL LIFE

                    ===============================================

                        SEMIANNUAL REPORTS
                        for the UNDERLYING FUNDS

                        June 30, 2001
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                      this page left blank intentionally

TABLE  of  CONTENTS

================================================================================

                     | USAA LIFE INVESTMENT TRUST
                     |
                     |   USAA Life Fund Overviews...........................B -2
                     |
                     |   Portfolios of Investments.........................B -18
                     |
                     |   Notes to Portfolios of Investments................B -34
                     |
                     |   Statements of Assets and Liabilities..............B -35
                     |
                     |   Statements of Operations..........................B -36
                     |
                     |   Statements of Changes in Net Assets...............B -37
                     |
                     |   Notes to Financial Statements.....................B -39
                     |
                     | FIDELITY (R) VARIABLE INSURANCE PRODUCT
                     |
                     | CONTRAFUND (R) PORTFOLIO - INITIAL CLASS
                     |
                     |   Market Environment.................................C -3
                     |
                     |   Performance and Investment Summary.................C -4
                     |
                     |   Fund Talk: The Manager's Overview..................C -7
                     |
                     |   Investments........................................C -8
                     |
                     |   Financial Statements..............................C -15
                     |
                     |   Notes to Financial Statements.....................C -19
                     |
                     |   Proxy Voting Results..............................C -22
                     |
                     |
                     | DYNAMIC CAP APPRECIATION PORTFOLIO - INITIAL CLASS
                     |
                     |   Market Environment................................C -27
                     |
                     |   Performance and Investment Summary................C -28
                     |
                     |   Fund Talk: The Manager's Overview.................C -31
                     |
                     |   Investments.......................................C -32
                     |
                     |   Financial Statements..............................C -35
                     |
                     |   Notes to Financial Statements.....................C -39
                     |
                     |
                     | EQUITY-INCOME PORTFOLIO - INITIAL CLASS
                     |
                     |   Market Environment................................C -45
                     |
                     |   Performance and Investment Summary................C -46
                     |
                     |   Fund Talk: The Manager's Overview.................C -49
                     |
                     |   Investments.......................................C -50
                     |
                     |   Financial Statements..............................C -58
                     |
                     |   Notes to Financial Statements.....................C -62
                     |
                     |   Proxy Voting Results..............................C -66
                     |
                     |
                     |
                     |
                     |
                     |
                     |

TABLE of CONTENTS CONTINUED

================================================================================

                      |SCUDDER VARIABLE SERIES I (VSI)
                      |
                      |CAPITAL GROWTH PORTFOLIO
                      |
                      |  Letter from the Fund's President...................D -2
                      |
                      |  Portfolio Management Discussion....................D -3
                      |
                      |  Performance Update.................................D -4
                      |
                      |  Portfolio Summary..................................D -5
                      |
                      |  Investment Portfolio...............................D -6
                      |
                      |  Financial Statements...............................D -9
                      |
                      |  Financial Highlights..............................D -12
                      |
                      |  Notes to Financial Statements.....................D -13
                      |
                      |
                      |THE ALGER AMERICAN FUND
                      |
                      |ALGER AMERICAN GROWTH PORTFOLIO
                      |
                      |  Letter from the Fund's President...................E -2
                      |
                      |  Schedule of Investments............................E -3
                      |
                      |  Financial Highlights...............................E -5
                      |
                      |  Statement of Assets and Liabilities................E -6
                      |
                      |  Statement of Operations............................E -7
                      |
                      |  Statement of Changes in Net Assets.................E -8
                      |
                      |  Notes to Financial Statements......................E -9
                      |
   This Report is for |
   the information of |
   USAA Life Variable |
 Annuity and Variable |
       Universal Life |
  contract owners and |
      others who have |
   received a copy of |
     either currently |
effective prospectus. |
    It may be used as |
     sales literature |
   only when preceded |
  or accompanied by a |
  current prospectus, |
       which includes |
complete information. |
        The USAA Life |
 Variable Annuity and |
   Variable Universal |
 Life are distributed |
   by USAA Investment |
  Management Company, |
  a registered broker |
              dealer. |
                      |
   Variable Universal |
Life insurance policy |
is also known in some |
   states as Flexible |
Premium Variable Life.|
                      |
    Not all USAA Life |
    Insurance Company |
         products are |
     available in all |
              states. |
                      |
A 10% federal penalty |
     tax may apply to |
     withdrawals made |
   before age 59 1/2. |
                      |
 Money not previously |
    taxed is taxed as |
 ordinary income when |
            withdrawn.|


                                     -----

[USAA LOGO]




                                                                 USAA LIFE

                                                          INVESTMENT TRUST

===============================================================================

                                                         SEMIANNUAL REPORT

                                                             June 30, 2001

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA LIFE AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
                AN OVERVIEW                       JUNE 30, 2001
--------------------------------------------------------------------------------

INVESTMENT PROGRAM
The Fund invests its assets primarily in equity securities of companies with the prospect of rapidly growing earnings.


NET ASSET VALUE (NAV)
AVERAGE ANNUAL
TOTAL RETURNS
                                           AS OF
                                   JUNE 30, 2001
------------------------------------------------
December 31, 2000 to
June 30, 2001:                            -12.35%*

One-Year:                                 -29.65%

Three-Year:                                14.79%

Since Inception
May 1, 1997:                               18.75%

* Total returns for periods of less than one year are not annualized.

  This six-month return is cumulative.

The total-return calculations found in this section are calculated at the Fund level and reflect the change in the Net Asset Value (NAV), the reinvestment of income dividends and capital gain distributions, and the deductions of Fund expenses. They do not reflect insurance contract charges at the Separate Account level, such as the mortality and expense charge. If they did, the performance quoted above would be lower. More specific information regarding the Fund expenses and insurance contract charges can be found in the Variable Annuity and Variable Universal Life prospectuses. These NAV total-return calculations represent past performance, which is no guarantee of future returns.


COMPARISON OF FUND PERFORMANCE TO BENCHMARKS

[GRAPH APPEARS HERE]

                  LIFE AGG.                            S & P
  DATE           GROWTH FUND       RUSSELL 2000       500 INDEX
-------          -----------       ------------       ---------
5/01/97            10000.00          10000.00          10000.00
5/97               10670.00          11112.50          10611.38
6/97               11160.00          11588.73          11083.12
7/97               12060.00          12127.98          11964.76
8/97               12330.00          12405.48          11294.98
9/97               13530.00          13313.49          11913.21
10/97              12640.00          12728.64          11515.79
11/97              12120.00          12646.32          12048.45
12/97              11825.53          12867.66          12255.21
1/98               11855.86          12664.59          12390.63
2/98               13169.80          13601.05          13283.78
3/98               13624.63          14161.99          13963.47
4/98               13877.32          14240.35          14106.46
5/98               12947.15          13473.41          13864.33
6/98               13531.00          13501.75          14427.08
7/98               12598.89          12408.74          14274.60
8/98                9566.96           9999.21          12212.26
9/98               10652.72          10781.73          12995.26
10/98              11472.16          11221.44          14050.68
11/98              12629.62          11809.36          14901.91
12/98              14207.04          12540.15          15760.07
1/99               15743.49          12706.79          16418.86
2/99               14319.71          11677.61          15908.65
3/99               15477.17          11859.92          16544.97
4/99               16368.31          12922.65          17185.66
5/99               16063.13          13111.42          16780.29
6/99               17980.81          13704.31          17709.01
7/99               18176.70          13328.27          17158.46
8/99               18156.08          12835.01          17073.52
9/99               18238.56          12837.81          16606.04
10/99              19465.46          12889.81          17656.43
11/99              22187.33          13659.45          18015.33
12/99              27609.83          15205.70          19074.92
1/00               28260.64          14961.51          18116.66
2/00               35651.21          17432.20          17774.08
3/00               30919.04          16282.88          19511.78
4/00               25922.13          15303.05          18924.96
5/00               23249.51          14411.17          18536.99
6/00               29089.59          15667.40          18993.53
7/00               28047.90          15163.33          18696.85
8/00               32092.74          16320.31          19857.54
9/00               31006.73          15840.65          18809.46
10/00              27593.55          15133.52          18729.54
11/00              21797.80          13580.04          17254.12
12/00              23348.37          14746.33          17338.76
1/01               23777.61          15514.07          17953.55
2/01               20038.71          14496.13          16317.57
3/01               16875.89          13787.04          15284.42
4/01               19632.06          14865.59          16471.24
5/01               20147.83          15230.98          16581.73
6/01               20464.23          15770.08          16178.30

USAA Life Aggressive Growth Fund $20,464

S&P 500 Index $16,178

Russell 2000(R) Index $15,770

Data represent the last business day of each month.

The graph above compares the performance of a $10,000 hypothetical investment in the USAA Life Aggressive Growth Fund to the S &P 500 (R) Index and to the broad-based Russell 2000 (R) Index, a widely recognized, small-cap index that most closely resembles the holdings of this Fund. The Russell 2000 Index is an unmanaged index consisting of the 2,000 smallest companies within the Russell 3000 Index.

The S &P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S &P 500 Index.

The calculations for the Russell 2000 and S &P 500 Index are based on a starting date of May 1, 1997, whereas the calculations for the USAA Life Aggressive Growth Fund are based on a starting date of May 5, 1997. This comparison is for illustrative purposes only.

GENERAL DISCUSSION
By Portfolio Managers John K. Cabell, CFA and Eric M. Efron, CFA

MARKET CONDITIONS
Many of the same macroeconomic and industry conditions that hurt performance in 2000 continued to depress investment returns in the first half of 2001. Leading factors that impacted stock prices include:

 . Weaker corporate earnings brought on by a slowing economy, rising energy prices, and the inability of companies to pass rising costs onto their customers

 . A growing list of failures and bankruptcies among companies in the Internet and emerging communications services areas brought on by intense competition, poor business plans, weak balance sheets, and by the refusal of the capital markets to provide additional funding for these enterprises

 . The depressing impact that the plight of these distressed Internet and communications companies had on the business activity levels of their suppliers, who had provided them with the equipment, components, and services to sustain their dreams of growth

 . Growing evidence that the weakness in the U.S. economy is spreading to Europe.

In this difficult economic environment, growth stocks in general fared poorly, particularly in the technology and communications areas, as investors continued to lose faith in companies geared towards the "new economy." One of the few growth-oriented sectors to do well during this period was biotechnology, which is beginning to see the launch of many new and exciting products



                                     -----

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA LIFE AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
                AN OVERVIEW (Continued)           JUNE 30, 2001
--------------------------------------------------------------------------------

However, value-oriented, "old-economy" stock groups, such as utilities and health care, continued to provide better investment returns, much as they did in 2000, as investors sought the safety of more traditional companies in uncertain times. Just as in 2000, small-cap stocks raced ahead of their large-cap counterparts, with value outperforming growth by a wide margin.

The movements of the major stock market indices during the first six months of 2001 reflect these trends. The old-economy, value-oriented Dow Jones Industrials declined slightly by 1.81%, whereas the S&P 500 Index, which has more of a growth bias, declined by 6.69%. The Russell 2000 and the S&P SmallCap 600, two leading small cap indices, appreciated by 6.94% and 6.23%, respectively. Within the Russell 2000, the value portion was up by 11.40%, whereas growth declined by 0.15%. The poster child for the new economy, the NASDAQ Composite, which suffered its worst year ever in 2000, continued to lag the other major indices, falling 12.53%.


PERFORMANCE
The performance of the USAA Life Aggressive Growth Fund during the first six months of 2001 closely resembled the disappointing results for all of 2000. Continuing weakness in the Fund's holdings in the technology and communications areas overwhelmed better performance in health care, biotechnology, retail and energy stocks. As a result, the Fund had a total return of -12.35%, less than that of all major stock market indices that we monitor, with the exception of the NASDAQ Composite, which had a total return of -12.53%.


PORTFOLIO STRATEGY
The Fund's strategy remains unchanged. It continues to focus on the following three factors:

1) CHANGE. We invest in innovative companies that are well positioned to take advantage of long-term trends that transform our economy and society. It is our firm belief that companies that embrace change, and even initiate it, have much better prospects for survival, success and growth than those that resist it. We think some of today's most significant changes are occurring in industries such as the Internet, broadband and wireless communications, biotechnology and health care. Therefore, these are major areas of emphasis for our investments. Despite all the difficulties currently afflicting the Internet and communications industries, we believe that they remain vital growth areas. The stocks of those well-managed companies that survive the current shakeout, in our analysis, have significant appreciation potential, especially from their currently depressed levels. That is why we remain invested in these areas.

2) SPEED. Earnings are the ultimate builders of value. Over the long term, there is a direct correlation between rates of earnings growth and stock price appreciation, in our analysis. With this in mind, we invest exclusively in companies that have rapidly growing earnings or the prospect thereof. We are not interested in stocks that have modest valuations if the potential for rapid growth is lacking. We are more interested in whether the companies underlying our investments will be larger and more profitable in the future. The

----------------------------------------
THE TOP 10 EQUITY HOLDINGS
as of June 30, 2001
----------------------------------------
                                % of
                              Net Assets
IDEC Pharmaceuticals Corp.       5.4%
Genentech, Inc.                  3.5
Express Scripts, Inc. "A"        2.9
Home Depot, Inc.                 2.5
VeriSign, Inc.                   2.5
King Pharmaceuticals, Inc.       2.2
Biovail Corp.                    2.1
AdvancePCS                       2.0
Atlantic Coast Airlines
Holdings, Inc.                   1.9
Accredo Health, Inc.             1.8
----------------------------------------

Refer to the Portfolio of Investments for a complete list of the Fund's holdings.

                                     -----

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA LIFE AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
                AN OVERVIEW (Continued)           JUNE 30, 2001
--------------------------------------------------------------------------------

stocks of most of the companies that meet our criteria for change and speed are in the small-and mid-market capitalization ranges, and this is reflected in our portfolio. Nevertheless, some large companies such as Home Depot have remained innovative and rapidly growing, and we have not hesitated to include their stocks in the Fund. This Fund seeks opportunities across the market capitalization spectrum, not just in the small-cap area.

3) VISION . We believe the most lucrative time to invest in emerging trends and companies is early in their history, before they become widely known. By the time these opportunities are discovered by the investment community at large, much of their investment potential will have been realized. To get in early, we invest - where appropriate - in companies whose stocks have short trading histories and in initial public offerings (IPOs), although we stress that IPOs constitute only a small part of our total investment activities.


OUTLOOK
We have been operating in a challenging investment environment since March 2000, when sentiment toward growth stocks peaked. Nevertheless, we remain encouraged about the future for several reasons:

 . The Federal Reserve has cut interest rates six times since the beginning of the year, and we are hopeful these actions will start benefiting the domestic economy over the next several months.

 . In reaction to lowered interest rates, and perhaps in anticipation of better times ahead, the performance of the growth-oriented NASDAQ Composite has started to improve. It generated positive returns each month in the April-June 2001 period, the first three-month streak since 1999, and this was reflected in the improved performance of the Fund during the three most recent months.

 . In many instances, technology stock - most notably in the communications chip area - has stopped declining sharply in response to disappointing earnings releases or pre-announcements. In some cases, they have actually appreciated significantly. This may indicate a lowering of expectations among investors and a willingness to look beyond the current situation, which admittedly is far from optimal.

Despite our optimism, it would be naive to expect a clear path back to prosperity. History has taught us that investing in equities can be volatile, and this is a lesson that we must never forget. Economic downdrafts, political uncertainties and other disruptive events have jarred investor confidence countless times, temporarily sending stock prices sharply downward. Funds like the USAA Life Aggressive Growth Fund have been hurt most severely on these occasions. We expect this pattern will continue.

Nevertheless, we feel that social, economic and technological advancement are inevitable over the long term, and the companies we have invested in should be well-positioned to capitalize economically on this progress. Accordingly, we believe this Fund has excellent potential to provide competitive returns for patient and risk-tolerant investors.

----------------------------------------
THE TOP 10 INDUSTRIES OF
EQUITY HOLDINGS
as of June 30, 2001
----------------------------------------
                                % of
                              Net Assets
Biotechnology                   19.0%
Drugs                            7.8
Electronics - Semiconductors     7.3
Computer Software & Services     6.0
Health Care - Specialized
Services                         5.7
Retail - Specialty               4.3
Health Care - Diversified        4.1
Communication Equipment          3.5
Retail - Building Supplies       3.1
Electrical Equipment             3.0
----------------------------------------

Refer to the Portfolio of Investments for a complete list of the Fund's holdings.

                                     -----

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA LIFE DIVERSIFIED ASSETS FUND
--------------------------------------------------------------------------------
                AN OVERVIEW                      JUNE 30, 2001
--------------------------------------------------------------------------------

COMPARISON OF FUND PERFORMANCE TO BENCHMARKS

[GRAPH APPEARS HERE]


              LIFE DIV.       S & P         LIPPER BALANCED       LEHMAN BROS.
 DATE          ASSETS       500 INDEX        FUND AVERAGE        AGG. BOND INDEX
 ----         ---------     ---------       ---------------      ---------------
1/1/95        10000.00       10000.00          10000.00             10000.00
01/95         10120.00       10259.15          10120.41             10197.90
02/95         10330.00       10658.57          10409.35             10440.37
03/95         10550.00       10972.59          10601.28             10504.42
04/95         10860.00       11295.45          10797.37             10651.15
05/95         11240.00       11746.22          11162.84             11063.32
06/95         11300.00       12018.58          11386.46             11144.43
07/95         11450.00       12416.96          11650.49             11119.54
08/95         11640.00       12447.96          11744.23             11253.74
09/95         11970.00       12972.99          11996.26             11363.22
10/95         11890.00       12926.64          11962.83             11511.00
11/95         12270.00       13493.45          12310.94             11683.49
12/95         12633.12       13753.37          12459.90             11847.46
01/96         12833.81       14220.93          12686.21             11926.13
02/96         12844.38       14353.23          12723.35             11718.83
03/96         13108.45       14491.42          12784.36             11637.37
04/96         13002.82       14704.87          12896.42             11571.92
05/96         13150.70       15083.46          13060.74             11548.42
06/96         13340.83       15140.96          13064.47             11703.51
07/96         13002.82       14472.41          12725.72             11735.54
08/96         13192.95       14778.14          12966.21             11715.87
09/96         13678.84       15609.15          13481.76             11920.04
10/96         14059.10       16039.49          13718.48             12184.08
11/96         14650.62       17250.82          14309.92             12392.78
12/96         14440.15       16909.09          14106.10             12277.55
1/97          14808.13       17964.92          14533.06             12315.15
2/97          14964.24       18105.96          14497.74             12345.78
3/97          14573.96       17363.40          14062.94             12208.97
4/97          14941.93       18399.05          14496.80             12391.74
5/97          15616.42       19523.93          15117.12             12508.88
6/97          16051.17       20391.89          15572.41             12657.35
7/97          16863.45       22014.03          16468.84             12998.68
8/97          16337.18       20781.69          15965.31             12887.80
9/97          16966.41       21919.19          16567.29             13077.87
10/97         16783.36       21187.97          16296.84             13267.60
11/97         17183.79       22168.00          16548.47             13328.69
12/97         17428.84       22548.44          16763.65             13462.89
1/98          17609.39       22797.59          16899.24             13635.73
2/98          18319.54       24440.89          17580.40             13625.46
3/98          18813.04       25691.47          18105.06             13672.28
4/98          18849.15       25954.56          18222.23             13743.65
5/98          18817.00       25509.05          18073.71             13874.02
6/98          18913.38       26544.45          18484.07             13991.68
7/98          18503.79       26263.91          18280.07             14021.44
8/98          16973.85       22469.40          16663.00             14249.63
9/98          17576.19       23910.05          17402.66             14583.30
10/98         18142.38       25851.91          18022.65             14506.20
11/98         18865.19       27418.11          18708.29             14588.53
12/98         19107.81       28997.04          19450.10             14632.39
1/99          19171.21       30209.14          19861.73             14736.82
2/99          18981.02       29270.41          19329.83             14479.57
3/99          19488.19       30441.17          19873.40             14559.81
4/99          20730.77       31619.99          20495.40             14605.93
5/99          20608.25       30874.14          20158.16             14478.00
6/99          21123.79       32582.91          20804.34             14431.88
7/99          20608.25       31569.95          20398.44             14370.43
8/99          20309.78       31413.66          20158.86             14363.12
9/99          19848.50       30553.55          19968.34             14529.87
10/99         20255.51       32486.17          20607.71             14583.48
11/99         20214.81       33146.51          20871.38             14582.44
12/99         20555.48       35096.05          21638.72             14512.12
1/00          20008.88       33332.94          21071.57             14464.60
2/00          19478.85       32702.62          21098.83             14639.53
3/00          20919.88       35899.82          22244.38             14832.38
4/00          20886.76       34820.13          21790.48             14789.91
5/00          20918.49       34106.31          21461.64             14783.13
6/00          21117.40       34946.29          21954.41             15090.69
7/00          20885.34       34400.43          21881.99             15227.67
8/00          21465.49       36535.98          22845.32             15448.38
9/00          21051.10       34607.61          22262.69             15545.50
10/00         21216.86       34460.58          22163.17             15648.37
11/00         21017.95       31745.93          21332.04             15904.24
12/00         21382.61       31901.67          21813.53             16199.27
1/01          23007.03       33032.83          22274.31             16464.18
2/01          22542.91       30022.78          21374.65             16607.61
3/01          22261.12       28121.88          20647.80             16690.98
4/01          23189.36       30305.51          21485.91             16621.71
5/01          23791.38       30508.81          21634.62             16721.96
6/01          23473.42       29766.54          21330.99             16785.15

S&P 500 Index $29,767

USAA Life Diversified Assets Fund $23,473

Lipper Variable Annuity Balanced Funds Average* $21,331

Lehman Brothers Aggregate Bond Index $16,785

Data represent the last business day of each month.

* Total Returns may change over time due to funds being added and deleted from the category.

The graph above compares the performance of a $10,000 hypothetical investment in the USAA Life Diversified Assets Fund to the Lipper Variable Annuity Balanced Funds Average and two industry indexes that most closely resemble the holdings of this Fund.

The S &P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S &P 500 Index. The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the government/corporate index, the mortgage-backed securities index, and the asset-backed securities index. The Lipper Variable Annuity Balanced Funds Average is the average performance level of all variable insurance product balanced funds as reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of variable insurance product funds.

The 1995 calculations for all indexes and averages are based on a full calendar year, whereas the USAA Life Diversified Assets Fund calculations are based on a starting date of January 5, 1995 - the inception date of this Fund. This comparison is for illustrative purposes only.

GENERAL DISCUSSION
By Portfolio Managers Timothy P. Beyer, CFA (Stocks) and Paul Lundmark, CFA (Bonds)


PERFORMANCE
In an otherwise gloomy market this year, USAA Life Diversified Assets Fund had good relative performance. For the six-month period ended June 30, 2001, the Fund's total return was 9.78%. This compares to an average return of -1.72% for the average variable insurance product balanced fund followed by Lipper. The strong relative returns were a result of good performance in both the equity and fixed-income portions of the Fund. Our approximate 60% allocation to equities was up 11.75% vs. a loss of -6.69% for the S&P 500 Index. Our approximate 40% allocation to bonds was up 7.44% vs. 3.62% for Lehman Brothers Aggregate Bond Index.

Stocks - The economy slowed significantly during the first six months of 2001, particularly in capital spending on technology and telecom equipment. While it appears the economy will avoid a recession, there is no doubt corporate America is in a profits recession. S&P 500 earnings, for example, were down 9% in the first quarter and are expected to continue to decline for most of the remainder of 2001 (according to consensus analyst estimates). As a result, the Federal Reserve's aggressive posture toward

INVESTMENT PROGRAM
The Fund invests its assets in a diversified program within one mutual fund by allocating the Fund's assets, under normal market conditions, in approximately 60% equity securities and approximately 40% in debt securities of varying maturities. The Fund's assets also may be invested in shares of real estate investment trusts (REITs).

NET ASSET VALUE (NAV)
AVERAGE ANNUAL
TOTAL RETURNS
                                  AS OF
                          JUNE 30, 2001
---------------------------------------
December 31, 2000
to June 30, 2001:                  9.78%*

One-Year:                         11.16%

Five-Year:                        11.96%

Since Inception
January 5, 1995:                  14.05%

*Total returns for periods of less than one year are not annualized.

 This six-month return is cumulative.

The total-return calculations found in this section are calculated at the Fund level and reflect the change in the Net Asset Value (NAV), the reinvestment of income dividends and capital gain distributions, and the deductions of Fund expenses. They do not reflect insurance contract charges at the Separate Account level, such as the mortality and expense charge. If they did, the performance quoted above would be lower. More specific information regarding the Fund expenses and insurance contract charges can be found in the Variable Annuity and Variable Universal Life prospectuses. These NAV total-return calculations represent past performance, which is no guarantee of future returns.


                                     -----

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA LIFE DIVERSIFIED ASSETS FUND
--------------------------------------------------------------------------------
                AN OVERVIEW (Continued)          JUNE 30, 2001
--------------------------------------------------------------------------------

inflation last year gave way to fear of a rapidly weakening economy this year. Consequently, short-term interest rates have rapidly fallen by 2.2% in 2001, leading some investors to believe that the economy is positioned to bounce back by the fourth quarter of 2001 as the stimulative effect of the lower interest rates kicks in. Federal tax cuts and lower energy prices could serve to stimulate the economy even further. Some sectors of the economy, such as technology, show no signs of recovery and continue to bounce along the bottom.

During this period of weakening corporate profitability, the S&P 500 was down 6.69%. The markets were characterized by a continued shift from the once-giddy technology and telecom sectors to the more mundane and downtrodden "old-economy" sectors. Technology stocks fell almost 16% during the first half of 2001, leading the decline among S&P sectors. This shift, which started in the spring of 2000, has occurred at a pace and magnitude not seen in a long time, if ever. Despite the economic weakness, higher unemployment, and lower personal wealth, consumers continued to spend. Thus, consumer cyclicals lead all S&P sectors with a 7% return over the last six months.

Bonds - The economy has definitely slowed down this year. However, we do not believe that a recession is a foregone conclusion. The Federal Reserve Board has been aggressive in reducing overnight rates 2.75% since the beginning of the year. We believe these easings have calmed the markets, and together with the tax rebates, should energize the economy in the latter part of the year. In addition, companies have been aggressive in reducing inventories so that if demand picks up again, they will be able to ramp up production.

Because of our income orientation and risk/reward analysis, we continue to favor investments in the "spread" sectors of the bond market - such as corporate bonds and mortgage-backed securities - rather than Treasuries. This investment style has resulted in the bond sector outperforming its peers since the beginning of 2001. The difference in yields between the spread sectors and Treasuries has narrowed as investor's fears of a recession have diminished. Holdings that have done well this year include Imperial Bancorp, Pactiv, Nationwide Health Properties and Great Atlantic & Pacific Tea.

Great Atlantic & Pacific Tea was sold out of the Fund prior to June 30, 2001.

------------------------------------------
TOP 10 EQUITY HOLDINGS
as of June 30, 2001
------------------------------------------
                                   % of
                                Net Assets
Microsoft Corp.                    2.5%
Bristol - Myers Squibb Co.         1.8
Sprint Corp. - FON Group           1.7
Dover Corp.                        1.5
Genuine Parts Co.                  1.5
AT&T Corp.                         1.3
Bank of America Corp.              1.3
Textron, Inc.                      1.3
American Home Products Corp.       1.2
Elan Corp. plc ADR                 1.2
------------------------------------------

Refer to the Portfolio of Investments for a complete list of the Fund's holdings.

Past performance cannot guarantee future returns.


                                     -----

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA LIFE DIVERSIFIED ASSETS FUND
--------------------------------------------------------------------------------
                AN OVERVIEW (Continued)          JUNE 30, 2001
--------------------------------------------------------------------------------

STRATEGY
Stocks - Our equity strategy for the USAA Life Diversified Assets Fund is simple: buy stocks that offer the highest returns on a risk-adjusted basis while maintaining adequate diversification. We maintain a bias for high-quality stocks with attractive valuations, while avoiding the more speculative areas of the market. Our financial stocks performed extremely well this year, up approximately 17%, on the heels of lower interest rates. We used this rally to reduce our exposure to financials and reinvest in more attractively valued sectors of the market such as consumer staples and some selected telecom. Our consumer-oriented holdings also performed well, up approximately 28% off depressed valuations at the end of last year due to fears a weakening economy may have on consumer demand. Thus far, it hasn't had much of an impact on the consumer. Our holdings in technology and communication services performed very well and significantly outperformed their S&P sectors which posted negative returns.

In December, the fear existing in the technology sector and economy gave us a rare opportunity to invest a large amount of money in Microsoft at a very attractive price. We made Microsoft our largest equity holding at that time, and it remains our largest equity position today. Microsoft had all the characteristics we look for in an equity investment - an attractive valuation, high levels of profitability, competitive advantages, a great balance sheet, opportunities for reinvestment and strong management. It continues to exhibit all these characteristics, although valuation is not as attractive at the June 30, 2001 price of $73 as it was earlier this year at $43. Another technology stock we bought in December was Symantec, which was by far the largest contributor to performance during this period, doubling in the five months we owned it. Symantec is the world's largest provider of anti-virus software for PCs. It remains one of our large holdings.

Bonds - We emphasized the spread sectors (those parts of the fixed-income market that offer a yield advantage or spread) over Treasury securities. We felt they provided a better risk/reward than Treasuries. The biggest concentration was in corporate bonds, where we became more defensive. We also focused on sound credit analysis and evaluated individual securities based on the market's sensitivity to deteriorating credit quality. We also looked for better credit quality and emphasized the defensive sectors such as REITs, utility and consumer product bonds. Consistent with our philosophy, we did not bet on changes in the direction of interest rates. Since no one can consistently predict the course of interest rates, there were no dramatic changes in the maturity and duration of the portfolio. Instead, the emphasis was on looking for bonds that represent values in terms of risk and total return.

-----------------------------------------------
TOP 5 DEBT HOLDINGS
as of June 30, 2001
-----------------------------------------------
                            Coupon      % of
                             Rate    Net Assets
Dominion Resources           8.13%      2.8%
Imperial Bancorp             8.50       2.8
Empire District
Electric Co.                 7.70       2.7
Nationwide Healthcare
Properties                   8.61       2.7
Ford Motor Credit Co.        7.38       2.6
-----------------------------------------------

Refer to the Portfolio of Investments for a complete list of the Fund's holdings.


                                      -----

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA LIFE DIVERSIFIED ASSETS FUND
--------------------------------------------------------------------------------
                AN OVERVIEW (Continued)          JUNE 30, 2001
--------------------------------------------------------------------------------

OUTLOOK
Stocks - The economy continues to show weakness and as a result, we think it is likely that the Federal Reserve will continue to lower rates. As mentioned earlier, we have reduced our exposure to the financial sector, not only due to higher valuations, but also due to the potential impact the weakening economy could have on credit quality. Similarly, we see the pharmaceutical sector as a possible safe haven in these uncertain economic times. We also see the market offering us an opportunity to add to several attractive telecommunications stocks which may have near-term earnings difficulties but offer unparalleled value. Given the significant bounce the market has had recently, we think investors are now waiting for confirmation of a stronger economy before stocks resume their upward trajectory, and until that time equities may tread water. Having said that, we would expect the economy to have a mild positive response to the stimulative effects of the Fed's interest rate decreases during the next 6 to 12 months.

Bonds - Looking to the future, we feel the economy will continue to moderate and not crash, which could result in non-Treasury securities increasing in relative value. Our continued emphasis is on finding securities that represent good risk/reward characteristics.

-----------------------------------------------
TOP 10 INDUSTRIES
as of June 30, 2001
-----------------------------------------------
                                        % of
                                     Net Assets
Banks - Major Regional                  7.5%
Finance - Consumer                      7.0
Electric Utilities                      6.9
Real Estate Investment Trusts           5.2
Manufacturing - Diversified
Industries                              4.7
Foods                                   4.5
Computer Software & Service             4.2
Health Care - Diversified               4.0
Telephones                              3.7
U.S. Government                         3.3

Refer to the Portfolio of Investments for a complete list of the Fund's holdings.

                                     -----

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA LIFE GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
                 AN OVERVIEW                     JUNE 30, 2001
--------------------------------------------------------------------------------
COMPARISON OF FUND PERFORMANCE TO BENCHMARK

[GRAPH APPEARS HERE]

          USAA LIFE       S&P         LIPPER MULTI-CAP
 DATE     G&I FUND     500 INDEX      VALUE FUNDS AVG
 ----     ---------    ---------      ---------------
1/1/95    10000.00      10000.00          10000.00
01/95     10150.00      10259.15             10100
02/95     10480.00      10658.57          10502.27
03/95     10720.00      10972.59           10778.6
04/95     11080.00      11295.45          11058.92
05/95     11410.00      11746.22           11450.8
06/95     11650.00      12018.58          11752.32
07/95     11990.00      12416.96          12170.58
08/95     12190.00      12447.96             12289
09/95     12530.00      12972.99          12608.72
10/95     12230.00      12926.64          12398.39
11/95     12900.00      13493.45          12994.45
12/95     13172.27      13753.37          13162.58
01/96     13475.44      14220.93          13535.97
02/96     13632.26      14353.23          13756.63
03/96     14123.60      14491.42          13946.59
04/96     14301.32      14704.87          14208.58
05/96     14489.50      15083.46          14457.19
06/96     14499.95      15140.96          14326.49
07/96     13841.34      14472.41           13687.1
08/96     14343.14      14778.14          14143.37
09/96     15033.12      15609.15          14748.57
10/96     15357.20      16039.49          15081.06
11/96     16339.89      17250.82          16057.67
12/96     16350.51      16909.09          15936.86
1/97      17023.64      17964.92          16555.93
2/97      17164.78      18105.96          16660.27
3/97      16676.22      17363.40           16118.8
4/97      17175.64      18399.05          16683.72
5/97      18401.48      19523.93          17734.22
6/97      19111.32      20391.89          18394.82
7/97      20378.13      22014.03          19695.45
8/97      19766.57      20781.69          19200.42
9/97      20640.23      21919.19          20164.89
10/97     19810.25      21187.97          19427.78
11/97     20399.97      22168.00          19903.58
12/97     20671.30      22548.44          20231.59
1/98      20510.34      22797.59          20243.15
2/98      21993.43      24440.89          21632.88
3/98      23131.62      25691.47          22711.41
4/98      23269.58      25954.56           22858.9
5/98      22688.82      25509.05          22409.68
6/98      22700.45      26544.45          22597.41
7/98      21525.29      26263.91          21839.83
8/98      18244.14      22469.40          18646.23
9/98      18837.54      23910.05          19639.66
10/98     20315.22      25851.91          21202.01
11/98     21536.93      27418.11          22112.59
12/98     22102.75      28997.04          22840.67
1/99      22711.64      30209.14          23087.98
2/99      22139.28      29270.41          22386.71
3/99      23223.11      30441.17           22983.1
4/99      24903.65      31619.99          24628.15
5/99      24606.78      30874.14          24471.79
6/99      25780.28      32582.91          25385.89
7/99      24973.50      31569.95          24666.78
8/99      24374.52      31413.66           24075.1
9/99      23543.30      30553.55          23132.39
10/99     24508.99      32486.17          23828.49
11/99     24570.11      33146.51          23873.43
12/99     25345.60      35096.05          24549.29
1/00      24277.70      33332.94          23294.79
2/00      23088.15      32702.62          22352.73
3/00      25697.06      35899.82          24485.37
4/00      25724.09      34820.13          24350.36
5/00      25931.24      34106.31          24613.98
6/00      25836.36      34946.29          23952.71
7/00      25294.15      34400.43          23976.13
8/00      26595.45      36535.98          25466.07
9/00      25605.92      34607.61           25037.4
10/00     26256.57      34460.58          25573.77
11/00     25321.26      31745.93           24425.3
12/00     26283.68      31901.67          25780.37
1/01      26880.11      33032.83          26396.89
2/01      25673.69      30022.78          25486.12
3/01      24575.72      28121.88          24439.87
4/01      26459.90      30305.51          25973.48
5/01      26530.92      30508.81          26369.48
6/01      25807.22      29766.54          25754.05

S&P 500 Index $29,767

USAA Life Growth and Income Fund $25,807

Lipper Variable Annuity Multi-Cap Value* Funds Average $25,754

Data represent the last business day of each month.
*Total returns may change over time due to funds being added and deleted from the category.

The graph above compares the performance of a $10,000 hypothetical investment in the USAA Life Growth and Income Fund to the S &P 500(R) Index and the Lipper Variable Annuity Multi-Cap Value Funds Average. The S &P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

The 1995 calculations for the S &P 500 Index are based on a full calendar year 1995, whereas the calculations for the USAA Life Growth and Income Fund are based on a starting date of January 5, 1995-the inception date of this Fund. This comparison is for illustrative purposes only.

The Lipper Variable Annuity Multi-Cap Value Funds Average is an average of all multi-cap value funds as reported by Lipper Analytical Services, Inc., an independent organization that monitors fund performance of variable insurance product funds.


GENERAL DISCUSSION
By Portfolio Manager R. David Ullom, CFA

PERFORMANCE

For the six-month period ended June 30, 2001, the USAA Life Growth and Income Fund outperformed the S&P 500. The performance for the Fund over this period was -1.81% versus a return of -6.69% for the S&P 500.

The solid relative performance by the USAA Life Growth and Income Fund can be attributed to the Fund's exposure in four sectors of the market: technology, financials, basic materials and communication services. The technology sector continued to be the worst-performing sector in the S&P for the first six months of 2001. Although the Fund's technology holdings as a group had a negative return for the period, they outperformed the S&P technology sector by a wide margin. This relative positive performance was helped by a couple factors. The Fund started the year underweight in the technology sector, owing to deteriorating fundamentals and high valuation levels. In addition, the relative positive performance in technology was due in large part to an emphasis on more stable technology companies such as IBM, Computer Associates, Dell and Microsoft, which were all up substantially during the period.


INVESTMENT PROGRAM
The Fund invests its assets primarily in dividend-paying equity securities.

NET ASSET VALUE (NAV)
AVERAGE ANNUAL
TOTAL RETURNS
                                  AS OF
                          JUNE 30, 2001
---------------------------------------

December 31, 2000
to June 30, 2001:                -1.81%*

One-Year:                        -0.11%

Five-Year:                       12.22%

Since Inception
January 5, 1995:                 15.73%

*Total returns for periods of less than one year are not annualized.

This six-month return is cumulative.


The total-return calculations found in this section are calculated at the Fund level and reflect the change in the Net Asset Value (NAV), the reinvestment of income dividends and capital gain distributions, and the deductions of Fund expenses. They do not reflect insurance contract charges at the Separate Account level, such as the mortality and expense charge. If they did, the performance quoted above would be lower. More specific information regarding the Fund expenses and insurance contract charges can be found in the Variable Annuity and Variable Universal Life prospectuses. These NAV total-return calculations represent past performance, which is no guarantee of future returns.


                                     -----

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA LIFE GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
                 AN OVERVIEW (Continued)         JUNE 30, 2001
--------------------------------------------------------------------------------

With the improving interest rate environment, shares of financial stocks also performed well over the period. The Federal Reserve Board, encouraging economic expansion, lowered interest rates six times. The Fund's over-weighting in the financial sector, especially its bank holdings, such as Bank of America, Citigroup and SouthTrust, contributed to the Fund's strong relative performance. The Fund's basic material and communication service holdings also added to performance, with Alcoa, Verizon, Sprint FON and Sprint PCS performing very well within their sectors.

Holdings in utilities, capital goods and energy hindered the Fund's performance. The Fund's capital goods positions suffered due to investor concerns that the economy was headed toward recession. As for utilities, the political drama unfolding in California induced uncertainty in investors' minds as to the underlying causes of supply/demand imbalance, and stocks such as Reliant Energy and El Paso Corp. suffered accordingly. The fall of most energy commodity prices hurt the underlying performance of the Fund's holdings in the energy sector, particularly Helmerich & Payne and Apache Corp.


PORTFOLIO STRATEGY AND OUTLOOK
The continued steep decline in technology has given us the opportunity to increase our weighting in this group at much more attractive valuation levels. However, much has been made of a potential quick technology recovery back to levels experienced in 1999 and 2000. We do not believe the technology recovery will be as quick or as steep as the recent past may suggest, and we remain cautious about its prospects. In addition, we remain concerned with price volatility in the marketplace. As discussed in past periodic reports, some of this volatility may be caused by momentum investing, whereby investors move from one sector to another based on recent share-price performance, with little regard for fundamentals or valuation.

Our strategy for the USAA Life Growth and Income Fund will continue to focus on a qualitative and quantitative analysis of fundamentals and valuation levels for all of our holdings, as well as those we may purchase. We will use the price volatility in the market to our advantage where possible, and we will add to those companies that exhibit positive risk/reward opportunities. We will seek to maintain a diversified portfolio with a reasonable balance in all major economic sectors. Our cautious outlook with respect to a quick market rebound will keep us focused on searching for outstanding individual equity investments instead of focusing efforts on over/under-weighting broad economic sectors.

---------------------------------------------
TOP 10 EQUITY HOLDINGS
as of June 30, 2001
---------------------------------------------
                                      % of
                                   Net Assets
---------------------------------------------
General Electric Co.                  3.7%
Microsoft Corp.                       3.3
Verizon Communications, Inc.          3.2
Citigroup, Inc.                       2.6
American International Group, Inc.    2.5
Alcoa, Inc.                           2.3
International Business Machines
Corp. (IBM)                           2.3
Bank of America Corp.                 2.1
Everest Re Group Ltd.                 2.1
Wal-Mart Stores, Inc.                 2.1
---------------------------------------------


---------------------------------------------
TOP 10 INDUSTRIES OF
EQUITY HOLDINGS
as of June 30, 2001
---------------------------------------------
                                      % of
                                   Net Assets
---------------------------------------------
Health Care - Diversified            5.9%
Computer Software & Service          5.4
Electrical Equipment                 5.0
Banks - Major Regional               4.4
Finance - Diversified                4.2
Banks - Money Center                 4.2
Drugs                                4.1
Telephones                           4.1
Computer - Hardware                  3.8
Insurance - Multiline Companies      3.7
---------------------------------------------

Refer to the Portfolio of Investments for a complete list of the Fund's holdings.

Past performance cannot guarantee future returns.


                                    ------

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                             USAA LIFE INCOME FUND
--------------------------------------------------------------------------------
                    AN OVERVIEW               JUNE 30, 2001
--------------------------------------------------------------------------------
COMPARISON OF FUND PERFORMANCE TO BENCHMARKS

[GRAPH APPEARS HERE]

                                                     LIPPER CORPORATE
                                                        DEBT FUNDS
                USAA LIFE        LEHMAN BROTHERS         A-RATED*
 DATE          INCOME FUND       AGG BOND INDEX           AVERAGE
------         -----------       ----------------     --------------
1/1/95           10000.00           10000.00            10000.00
01/95            10290.00           10197.90            10167.69
02/95            10520.00           10440.37            10392.70
03/95            10530.00           10504.42            10466.48
04/95            10700.00           10651.15            10605.48
05/95            11210.00           11063.32            11055.00
06/95            11220.00           11144.43            11131.40
07/95            11200.00           11119.54            11081.74
08/95            11400.00           11253.74            11235.34
09/95            11650.00           11363.22            11353.62
10/95            11870.00           11511.00            11526.23
11/95            12100.00           11683.49            11712.43
12/95            12388.66           11847.46            11894.37
01/96            12454.32           11926.13            11953.46
02/96            12027.50           11718.83            11699.94
03/96            11863.34           11637.37            11609.31
04/96            11688.24           11571.92            11528.26
05/96            11666.35           11548.42            11502.30
06/96            11863.34           11703.51            11638.80
07/96            11830.51           11735.54            11668.90
08/96            11786.73           11715.87            11645.55
09/96            12005.61           11920.04            11849.94
10/96            12333.94           12184.08            12107.11
11/96            12585.65           12392.78            12323.40
12/96            12472.26           12277.55            12205.33
1/97             12519.73           12315.15            12231.58
2/97             12567.20           12345.78            12269.22
3/97             12329.86           12208.97            12122.54
4/97             12496.00           12391.74            12290.98
5/97             12642.12           12508.88            12399.83
6/97             12844.48           12657.35            12559.94
7/97             13225.41           12998.68            12932.12
8/97             13106.37           12887.80            12785.31
9/97             13380.17           13077.87            12993.30
10/97            13570.63           13267.60            13152.18
11/97            13725.39           13328.69            13205.25
12/97            13919.15           13462.89            13343.36
1/98             14109.65           13635.73            13510.20
2/98             14084.25           13625.46            13495.94
3/98             14122.35           13672.28            13543.82
4/98             14173.15           13743.65            13610.90
5/98             14377.22           13874.02            13755.05
6/98             14568.23           13991.68            13873.26
7/98             14606.44           14021.44            13889.13
8/98             14810.19           14249.63            14039.61
9/98             15039.41           14583.30            14352.06
10/98            15064.88           14506.20            14209.00
11/98            15141.28           14588.53            14331.08
12/98            15195.79           14632.39            14393.50
1/99             15279.51           14736.82            14499.42
2/99             15000.43           14479.57            14175.79
3/99             15000.43           14559.81            14268.67
4/99             15014.39           14605.93            14310.15
5/99             14812.55           14478.00            14143.20
6/99             14672.67           14431.88            14081.99
7/99             14560.78           14370.43            14026.51
8/99             14504.83           14363.12            13992.30
9/99             14658.69           14529.87            14141.65
10/99            14686.66           14583.48            14155.33
11/99            14630.71           14582.44            14166.60
12/99            14411.84           14512.12            14100.18
1/00             14396.07           14464.60            14055.54
2/00             14632.59           14639.53            14202.62
3/00             14869.11           14832.38            14374.54
4/00             14806.04           14789.91            14275.57
5/00             14806.04           14783.13            14225.59
6/00             15152.93           15090.69            14526.87
7/00             15373.68           15227.67            14650.15
8/00             15610.20           15448.38            14844.73
9/00             15752.11           15545.50            14939.20
10/00            15830.95           15648.37            14994.54
11/00            16051.70           15904.24            15223.21
12/00            16430.13           16199.27            15530.16
01/01            16729.72           16464.18            15795.04
02/01            16903.17           16607.61            15934.08
03/01            17060.84           16690.98            16006.84
04/01            16997.77           16621.71            15921.30
05/01            17117.20           16721.96            16010.77
06/01            17183.61           16785.15            16058.73

USAA Life Income Fund $17,184

Lehman Brothers Aggregate Bond Index $16,785

Lipper Variable Annuity Corporate Debt Funds A-Rated* Average $16,059

Data represent the last business day of each month.

*Total returns may change over time due to funds being added and deleted from the category.

The graph above compares the performance of a $10,000 hypothetical investment in the USAA Life Income Fund to the broad-based Lehman Brothers Aggregate Bond Index and the Lipper Variable Annuity Corporate Debt Funds A-Rated Average. The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the government/corporate index, the mortgage-backed securities index and the asset-backed securities index. The Lipper Variable Annuity Corporate Debt Funds A-Rated Average is the average performance level of all variable insurance product corporate debt A-rated funds as reported by Lipper Analytical Services, Inc.

The calculations for the Lehman Brothers and Lipper Indexes are based on a full calendar year in 1995, whereas the USAA Life Income Fund calculations are based on a starting date of January 5, 1995-the inception date of this Fund. This comparison is for illustrative purposes only.

Lipper Analytical Services, Inc. is an independent organization that monitors fund performance of variable insurance products.


GENERAL DISCUSSION
By Portfolio Manager Margaret "Didi" Weinblatt, CFA


MARKET CONDITIONS
Slowing economic growth and lower corporate profits characterized the first half of the year, prompting the Federal Reserve Board (Fed) to lower interest rates by 2.75% in one of its most aggressive easing cycles in history.

Yield Curve
The following chart shows the Treasury Yield Curve (that is, the plot of yields versus maturity for Treasury bills, notes and bonds) for the beginning and ending dates of the reporting period. Fed policy has the most effect on short-term yields, while the market determines long-term interest rates. Thus, during this period of Fed easing, short-term interest rates declined substantially while longer-term rates increased slightly.

As a result, the first half of 2001 was a period of marked yield curve reshaping. During such periods, a large component of return is determined by the position of the Fund's portfolio along the yield curve. Since bond prices move inversely with yields, shorter-term securities outperformed longer-term securities for this period.


INVESTMENT PROGRAM
The Fund invests its assets primarily in U. S. dollar-denominated debt and income-producing securities that have been selected for their high yields relative to the risk involved.

NET ASSET VALUE (NAV)
AVERAGE ANNUAL
TOTAL RETURNS
                                 AS OF
                         JUNE 30, 2001
--------------------------------------
December 31, 2000
to June 30, 2001:                4.59%*

One-Year:                       13.40%

Five-Year:                       7.69%

Since Inception
January 5, 1995:                 8.70%

*Total returns for periods of less than one year are not annualized.

This six-month return is cumulative.


The total-return calculations found in this section are calculated at the Fund level and reflect the change in the Net Asset Value (NAV), the reinvestment of income dividends and capital gain distributions, and the deductions of Fund expenses. They do not reflect insurance contract charges at the Separate Account level, such as the mortality and expense charge. If they did, the performance quoted above would be lower. More specific information regarding the Fund expenses and insurance contract charges can be found in the Variable Annuity and Variable Universal Life prospectuses. These NAV total-return calculations represent past performance, which is no guarantee of future returns.


                                    ------

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                             USAA LIFE INCOME FUND
--------------------------------------------------------------------------------
                    AN OVERVIEW (Continued)   JUNE 30, 2001
--------------------------------------------------------------------------------

TREASURY YIELD CURVE

                  12/29/00            6/29/01          CHANGE
                  --------            -------         ---------
3 Month             5.890              3.641           -2.2494
6 Month             5.699              3.632           -2.0671
1 Year              5.361              3.618           -1.7429
2 Year              5.091              4.238           -0.8535
5 Year              4.985              4.945           -0.0396
10 Year             5.110              5.399            0.2892
30 Year             5.457              5.739            0.2814


YIELD SPREADS
An important indicator of investor sentiment toward corporate bonds is the yield spread between corporate bonds and Treasury bonds of similar maturity. A wide spread suggests that investors have less confidence in corporate bonds and require extra incentives to purchase them. At the beginning of the year, the yield spreads of corporate bonds were relatively high, making corporate bonds a good value. As it became apparent that the Fed would ease credit conditions enough to boost the flagging economy, corporate spreads narrowed. As a result, corporate bonds have outperformed Treasury and mortgage- backed bonds since the Fed began easing in January 2001.


U.S. TREASURY BOND YIELD

                 YIELDS
                ---------
                 10 YEAR     30 YEAR
                ---------   ---------
12/31/00          5.112       5.457
1/1/01            5.114       5.458
1/2/01            4.915       5.342
1/3/01            5.158         5.5
1/4/01            5.039       5.441
1/5/01            4.931       5.398
1/8/01            4.956       5.447
1/9/01                5       5.429
1/10/01           5.104       5.499
1/11/01            5.11        5.54
1/12/01            5.25       5.618
1/16/01            5.23       5.596
1/17/01           5.175       5.524
1/18/01           5.114       5.475
1/19/01           5.168       5.553
1/22/01           5.225       5.603
1/23/01           5.281       5.652
1/24/01           5.305       5.659
1/25/01           5.245       5.592
1/26/01           5.268        5.64
1/29/01           5.303       5.687
1/30/01           5.229       5.593
1/31/01           5.114       5.501
2/1/01            5.086        5.46
2/2/01            5.148       5.509
2/5/01            5.167        5.49
2/6/01            5.183       5.501
2/7/01            5.187        5.55
2/8/01            5.089       5.529
2/9/01             5.03       5.389
2/12/01           5.046       5.416
2/13/01            5.07       5.412
2/14/01           5.164       5.457
2/15/01           5.166       5.487
2/16/01           5.109       5.454
2/19/01           5.097       5.456
2/20/01           5.105       5.459
2/21/01           5.139       5.487
2/22/01           5.156       5.528
2/23/01           5.097       5.478
2/26/01           5.034       5.428
2/27/01           4.952       5.352
2/28/01           4.896       5.314
3/1/01            4.874       5.293
3/2/01            4.947       5.367
3/5/01            4.976       5.375
3/6/01            4.971       5.381
3/7/01            4.899       5.311
3/8/01            4.889       5.301
3/9/01            4.929       5.322
3/12/01           4.891       5.297
3/13/01           4.929       5.322
3/14/01           4.818       5.268
3/15/01           4.786       5.268
3/16/01            4.77       5.271
3/19/01           4.813       5.291
3/20/01           4.758        5.26
3/21/01           4.778       5.283
3/22/01           4.756       5.271
3/23/01           4.815       5.314
3/26/01           4.869       5.365
3/27/01           5.011       5.459
3/28/01           4.975       5.464
3/29/01           4.997       5.496
3/30/01           4.917       5.444
4/2/01            4.977       5.488
4/3/01            4.929       5.466
4/4/01            4.914       5.476
4/5/01            4.973       5.527
4/6/01             4.89       5.464
4/9/01            4.932       5.514
4/10/01           5.083       5.627
4/11/01           5.119       5.615
4/12/01           5.169       5.613
4/13/01           5.163       5.603
4/16/01           5.254       5.683
4/17/01           5.225       5.665
4/18/01           5.146       5.658
4/19/01           5.294        5.79
4/20/01           5.288       5.797
4/23/01           5.177       5.719
4/24/01           5.209       5.758
4/25/01           5.256       5.767
4/26/01           5.192       5.711
4/27/01           5.328         5.8
4/30/01           5.338       5.788
5/1/01            5.292       5.742
5/2/01            5.288       5.702
5/3/01            5.205       5.639
5/4/01            5.205       5.676
5/7/01            5.197       5.669
5/8/01            5.245       5.738
5/9/01            5.174       5.668
5/10/01           5.295       5.762
5/11/01           5.447       5.854
5/14/01            5.42       5.842
5/15/01           5.512       5.911
5/16/01           5.445       5.853
5/17/01           5.407       5.763
5/18/01           5.405       5.767
5/21/01           5.374       5.738
5/22/01            5.41       5.778
5/23/01           5.401       5.799
5/24/01           5.491       5.846
5/25/01           5.511       5.853
5/28/01           5.494       5.854
5/29/01           5.515        5.86
5/30/01           5.509       5.842
5/31/01           5.381       5.753
6/1/01            5.364       5.705
6/4/01            5.341       5.692
6/5/01            5.269       5.653
6/6/01            5.255       5.647
6/7/01            5.324       5.729
6/8/01            5.356       5.737
6/11/01           5.284       5.683
6/12/01           5.253       5.652
6/13/01           5.263       5.662
6/14/01           5.221       5.642
6/15/01           5.232       5.677
6/18/01           5.251       5.701
6/19/01           5.236       5.689
6/20/01           5.205       5.665
6/21/01           5.172       5.623
6/22/01           5.115       5.575
6/25/01            5.13       5.587
6/26/01           5.224       5.652
6/27/01           5.235       5.618
6/28/01           5.334       5.671
6/29/01           5.412       5.759

                                    ------

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                             USAA LIFE INCOME FUND
--------------------------------------------------------------------------------
                    AN OVERVIEW (Continued)   JUNE 30, 2001
--------------------------------------------------------------------------------

PERFORMANCE
For the six months ended June 30, 2001, the USAA Life Income Fund had a total return of 4.59% versus the 3.10% average return for the Variable Annuity Corporate Debt Funds A-Rated category of Lipper Analytical Services, Inc. and the 3.62% return for the Lehman Brothers Aggregate Bond Index.


STRATEGY
As interest rates fell, mortgage-backed securities began to suffer from what is known as `prepayment risk'-the risk that the mortgagor refinances the mortgage, thereby exercising the option of paying it off. In a falling rate environment, the mortgage holder is then forced to reinvest the proceeds at the available (lower) rates. At the same time, corporate bond spreads were relatively wide. Thus, we reduced our position in mortgage-backed securities and added to our position in intermediate maturity corporate bonds. We also added to our position in Treasury Inflation Protected Securities (TIPS) to help protect the portfolio from any inflation that might occur when the economy begins to recover.

Both moves paid off. Despite tame inflation, TIPS posted strong returns for the period; in fact, they outperformed all other sectors of the U.S. bond market. At the same time, investment-grade corporate bonds posted their best relative returns in almost a decade.


OUTLOOK
There is usually a lag of 6 to 12 months between a Fed action and its effect on the economy. The economy is still feeling the slowing effects of Fed tightening that ended in May 2000, and has only recently begun to feel the effects of Fed easing, which began in January 2001. This monetary stimulus, together with the fiscal stimulus of $1.35 trillion of tax cuts, should set the stage for the continuation of the longest economic expansion in history. In fact, the current steep slope of the Treasury Yield Curve indicates the bond market expects stronger economic growth in the future. To date, the consumer seems to be holding up well in the face of announced layoffs and slower economic growth. Since consumer spending is two-thirds of the nation's output, consumer sentiment is an important indicator of economic well-being. As of this writing, consumer sentiment seems to have stabilized. It appears that while the U.S. economy may face a period of slower economic growth, it may be able to avoid an outright recession.

Speaking for our team of portfolio managers, traders and analysts, it's a privilege to be given the opportunity to serve you. Thank you for your confidence and support.


TOP 10 SECURITIES
                                             AS OF
                                     JUNE 30, 2001
--------------------------------------------------
                              Coupon        % of
                               Rate     Net Assets
--------------------------------------------------
GNMA                           6.00%       13.0%
FNMA                           6.63         6.4
FNMA                           6.50         5.3
GNMA                           7.00         4.8
U.S. Treasury Bond             5.25         3.6
Phillips Petroleum Co.,
Notes                          8.75         3.1
U.S. Treasury Inflation-
Indexed Notes                  3.50         3.0
Washington Mutual Inc.,
Subordinated Notes             8.25         2.9
First Union Corp.,
Subordinated Notes             7.50         2.8
Household Finance
Corp., Notes                   7.25         2.8
--------------------------------------------------

Refer to the Portfolio of Investments for a complete list of the Fund's holdings.

Past performance cannot guarantee future returns.


                                    ------

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                          USAA LIFE WORLD GROWTH FUND
--------------------------------------------------------------------------------
                 AN OVERVIEW                    JUNE 30, 2001
--------------------------------------------------------------------------------
INVESTMENT PROGRAM

The Fund invests its assets primarily in equity securities of both foreign and domestic issuers. The Fund may invest the remainder of its assets in investment-grade, short-term debt instruments with remaining maturities of less than one year that are issued and guaranteed as to principal and interest by the U. S. government or by its agencies, or in repurchase agreements collateralized by such securities.

NET ASSET VALUE (NAV)
AVERAGE ANNUAL
TOTAL RETURNS
AS OF
                       JUNE 30, 2001
------------------------------------
December 31, 2000
to June 30, 2001:            -12.91%*

One-Year:                    -24.19%

Five-Year:                     6.70%

Since Inception
January 5, 1995:              10.24%

*Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

The total-return calculations found in this section are calculated at the Fund level and reflect the change in the Net Asset Value (NAV), the reinvestment of income dividends and capital gain distributions, and the deductions of Fund expenses. They do not reflect insurance contract charges at the Separate Account level, such as the mortality and expense charge. If they did, the performance quoted above would be lower. More specific information regarding the Fund expenses and insurance contract charges can be found in the Variable Annuity and Variable Universal Life prospectuses. These NAV total-return calculations represent past performance, which is no guarantee of future returns.


COMPARISON OF FUND PERFORMANCE TO BENCHMARK

[GRAPH APPEARS HERE]

                            USAA
                      LIFE WORLD GROWTH            MSCI WORLD INDEX
                      -----------------            ----------------
1/1/95                     10000.00                    10000.00
01/95                       9710.00                     9847.50
02/95                       9790.00                     9988.67
03/95                      10160.00                    10467.69
04/95                      10490.00                    10830.07
05/95                      10920.00                    10920.27
06/95                      11150.00                    10914.45
07/95                      11710.00                    11458.09
08/95                      11620.00                    11200.36
09/95                      11770.00                    11524.16
10/95                      11480.00                    11340.24
11/95                      11650.00                    11731.52
12/95                      11955.58                    12072.03
01/96                      12321.79                    12287.92
02/96                      12558.74                    12360.23
03/96                      12849.56                    12563.35
04/96                      13463.49                    12856.19
05/96                      13592.74                    12864.73
06/96                      13614.28                    12927.20
07/96                      12935.72                    12467.75
08/96                      13334.24                    12608.46
09/96                      13668.14                    13099.52
10/96                      13625.05                    13188.37
11/96                      14379.01                    13924.82
12/96                      14481.02                    13699.20
1/97                       15036.68                    13861.73
2/97                       15014.00                    14018.57
3/97                       14866.58                    13738.66
4/97                       15059.36                    14185.12
5/97                       15931.95                    15058.09
6/97                       16666.03                    15806.53
7/97                       17480.41                    16531.95
8/97                       16666.03                    15423.44
9/97                       17652.46                    16258.74
10/97                      16631.62                    15400.40
11/97                      16356.34                    15670.30
12/97                      16520.55                    15858.66
1/98                       16557.70                    16297.98
2/98                       17808.50                    17397.80
3/98                       18836.39                    18129.78
4/98                       19146.00                    18304.23
5/98                       18815.03                    18072.10
6/98                       18765.29                    18498.25
7/98                       18504.14                    18465.83
8/98                       15407.68                    16000.59
9/98                       15320.63                    16280.82
10/98                      16564.19                    17749.82
11/98                      17297.89                    18802.60
12/98                      18414.41                    19718.35
1/99                       18862.91                    20147.25
2/99                       18247.82                    19608.45
3/99                       19067.95                    20422.00
4/99                       19747.11                    21224.20
5/99                       19228.01                    20445.78
6/99                       20343.98                    21396.54
7/99                       20549.22                    21329.46
8/99                       20728.80                    21288.65
9/99                       20420.94                    21079.33
10/99                      21062.31                    22172.14
11/99                      22191.10                    22793.02
12/99                      24109.10                    24635.09
1/00                       23112.73                    23221.50
2/00                       24094.00                    23281.34
3/00                       25120.57                    24887.62
4/00                       24335.55                    23832.46
5/00                       23794.81                    23226.26
6/00                       24832.68                    24005.46
7/00                       24023.75                    23326.80
8/00                       24939.52                    24082.70
9/00                       23321.66                    22799.33
10/00                      22421.15                    22414.53
11/00                      20833.81                    21050.83
12/00                      21615.98                    21388.59
1/01                       22212.39                    21809.91
2/01                       19955.69                    19964.87
3/01                       18295.40                    18639.62
4/01                       19907.33                    20008.12
5/01                       19422.79                    19728.45
6/01                       18825.91                    19108.70

Data represent the last business day of each month..

Morgan Stanley Capital International, Inc. - World Index $19,109

USAA Life World Growth Fund $18,826

The graph above compares the performance of a $10,000 hypothetical investment in the USAA Life World Growth Fund to its benchmark, the Morgan Stanley Capital International, Inc. (MSCI)-World Index, an unmanaged index that reflects the movement of world stock markets by representing a broad selection of domestically listed companies within each market.

The 1995 calculations for the Morgan Stanley Index are based on a full calendar year, whereas the USAA Life World Growth Fund calculations are based on a starting date of January 5, 1995 - the inception date of this Fund. This comparison is for illustrative purposes only.


GENERAL DISCUSSION
By Portfolio Managers Albert Sebastian, CFA, Kevin P. Moore and Curt Rohrman,
CFA


PERFORMANCE
For the six-month period ended June 30, 2001, the Fund's total return was -12.91%, which compares with the Lipper Variable Annuity Global Funds Average return of -10.16%, and the Morgan Stanley Capital International, Inc. (MSCI)- World Index return of -10.66%. The Fund's performance was positively impacted by its overweighted position in European and Canadian equities and its underweighted position in Japan and the United States. Overall, international equity returns were negatively impacted by weaker currencies versus the U.S. dollar.


MARKET CONDITIONS
INTERNATIONAL
Developed Markets (Excluding Japan) - European equity markets were down for the period, but did outperform other international markets. The more defensive sectors, such as health care, utilities, financials and consumer staples, registered positive returns. Energy and mining stocks also had positive returns based on firmer commodity prices. Information technology and telecommunication services were by far the worst-performing sectors for the period.

Overall, our position in Canadian equities had a positive return for the period. Poor performance in the information technology area was offset by excellent performance from our holdings in the


                                    ------

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                          USAA LIFE WORLD GROWTH FUND
--------------------------------------------------------------------------------
              AN OVERVIEW (CONTINUED)              JUNE 30, 2001
--------------------------------------------------------------------------------

financial, energy and industrial sectors. Our largest position in Canada, Canadian National Railway, performed particularly well.

Japan - Japan underperformed most other markets for the period as the inflated valuations surrounding many Internet-related stocks proved unsustainable. A number of prominent bankruptcies, as well as a deterioration in the asset quality in the banking sector, negatively impacted equity performance. The consumer discretionary, information technology and telecommunication services were the worst-performing sectors for the period.

Emerging Markets - The year was one of tremendous turbulence in emerging markets. In July of 2000, Mexico elected the first president in almost 80 years who was not a member of the ruling party. Taiwan also elected the first president since the founding of the country who was not a member of the ruling party. Turkey and Argentina had to deal with debt and foreign payment pressure that resulted in assistance from the International Monetary Fund (IMF). The slowing U.S. economy and the crashing of U.S. technology stocks put considerable pressure on the equity markets in Asia.

UNITED STATES
Following a series of interest rate increases in early 2000, economic activity in the United States continued to slow during the last six months. Reflecting the slowdown, and a concurrent drop in corporate profitability, domestic stocks declined 7.3% during the last six months. Hardest hit were technology stocks as corporate capital spending on information technology felt the brunt of corporate expense controls. The S&P technology sector fell 15.7%, yet other cyclical sectors such as consumer cyclicals, basic materials and transports posted gains.

COUNTRY WEIGHTINGS
AS A PERCENTAGE
OF NET ASSETS
                                AS OF
                        JUNE 30, 2001
-------------------------------------
Other*                      13.2%

Spain                        2.3%

Sweden                       2.4%

France                       5.3%

Italy                        2.5%

Germany                      2.5%

Finland                      2.7%

Netherlands                  5.7%

Canada                       6.4%

Japan                        7.9%

United Kingdom              11.2%

USA                         37.5%

* Countries representing less than 2% of the portfolio's assets and U.S. Government & Agency Issues.

Percentages are of net assets and may not equal 100%.

Past performance cannot guarantee future returns.

                                    ------

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                          USAA LIFE WORLD GROWTH FUND
--------------------------------------------------------------------------------
              AN OVERVIEW (CONTINUED)              JUNE 30, 2001
--------------------------------------------------------------------------------

In an environment of slowing economic growth, health care stocks would typically be top performers. Instead, the sector was the second worst-performing group in the S&P 500, dropping 16.4% for the six months. The poor performance may be attributed to several factors: very strong gains in the prior six months, slowing drug approval times at the Federal Drug Administration, an FDA- mandated switch of certain allergy medications to over-the-counter status from prescription-only status, fears of drug price legislation and Democratic control of the Senate.


STRATEGY
Developed Markets - We have continued with our strategy of being overweighted in Canada and Europe. Specifically, we added to our banking and railroad exposure in Canada. In Japan, we have very little exposure to the banking and insurance sectors and have recently added to our defensive holdings, such as Takeda Chemicals and West Japan Railway. Overall, we have remained overweighted in information technology with Nokia maintaining the largest position in the international portion of the Fund.

Emerging Markets - During the past year, we focused on buying companies we felt would weather the downturn in global economic growth better than other companies, as well as companies that had strong growth prospects that were linked to industry-specific and/or country-specific factors. We sell a company's stock when we believe their valuation has become too high and/or there was a material change to their operating outlook.

United States - Our strategy remained consistent through the period. We seek a balanced mix of technology, health care and consumer-oriented large capitalization stocks offering sales and earnings growth prospects in excess of market averages. We sell stocks when our original purchase rationale no longer holds.


OUTLOOK
Developed Markets - Although the economic slowdown has spread to regions outside the United States, we continue to view Europe and Canada positively. Canada looks particularly attractive, as it has a large current account and budget surplus and will be implementing financial reform and tax reduction this year. Although the fiscal position of Europe is not as favorable as Canada, many European countries will nevertheless be reducing tax rates this year. Also, lawmakers recently agreed on rules making hostile takeovers easier in the European Union. We continue to underweight Japanese equities because of the high level of financial and government debt. Japan has few policy tools at its disposal because of its large budget deficit and its need to recapitalize the banking sector.

TOP 10 INDUSTRIES OF
EQUITY HOLDINGS
AS OF JUNE 30, 2001
----------------------------------------------
                                     % of
                                   Net Assets
Drugs                                  7.9%
Electronics - Semiconductors           5.3
Computer Software & Service            5.1
Insurance - Multiline Companies        4.9
Banks - Money Center                   4.8
Telephones                             4.0
Communication Equipment                3.6
Banks - Major Regional                 3.5
Oil - International Integrated         3.2
Railroads / Shipping                   2.8

Refer to the Portfolio of Investments for a complete list of the Fund's holdings.

                                    ------

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                          USAA LIFE WORLD GROWTH FUND
--------------------------------------------------------------------------------
              AN OVERVIEW (CONTINUED)              JUNE 30, 2001
--------------------------------------------------------------------------------

Emerging Markets - We believe valuations in many emerging markets are quite attractive, which combined with our belief that global economic growth will accelerate into 2002, will provide a positive backdrop for emerging markets. While there is still inconclusive evidence that global economic growth has begun to rebound, we believe the aggressive interest rate cuts in the United States support a rebound in growth going forward. As emerging markets' performance is closely linked to global growth, we believe the outlook is positive for emerging markets.

United States - Our near-term and long-term outlook for the market is very bullish. The most significant factor for the overall market is the Federal Reserve's apparent determination to avoid a domestic recession. Declining interest rates, and therefore capital costs, should encourage corporate capital spending in the second half of the calendar year. At the same time, commodity prices and the U.S. dollar exhibit no signs of inflationary pressures. Excess valuations have been rung out of the market.

Our near-term and long-term outlook for stocks in the technology, health care and consumer areas is very bullish as well. Innovation continues unabated in the technology and health care areas. Areas holding significant promise include mobile computing, wireless communications, optical networking, online gaming and entertainment, proteomics, disease management and cardiac rhythm management. A maturing Baby Boomer generation and sustained high employment levels suggest consumer spending patterns will remain strong.

The Lipper Global Funds Average is the average performance level of all global funds, as reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds. Foreign investing is subject to additional risks such as currency fluctuations, market illiquidity, and political instability.

TOP 10 EQUITY HOLDINGS
AS OF JUNE 30, 2001
-----------------------------------------
                                 % of
                              Net Assets
Microsoft Corp. (U.S.)           1.9%
Canadian National Railway
Co. (Canada)                     1.6
General Electric Co. (U.S.)      1.6
Nokia Corp. ADR (Finland)        1.6
Target Corp. (U.S.)              1.5
Clear Channel Communications,
Inc. (U.S.)                      1.4
AOL Time Warner, Inc. (U.S.)     1.3
ING Groep N.V. (Netherlands)     1.3
Total Fina S.A. ADR (France)     1.3
Cisco Systems, Inc. (U.S.)       1.2


Refer to the Portfolio of Investments for a complete list of the Fund's holdings.


                                    ------

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA LIFE AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
        PORTFOLIO OF INVESTMENTS             June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
                                                                  Market
 Number                                                           Value
of Shares               Security                                  (000)
---------               --------                                  ------
          COMMON STOCKS (99.7%)

          AEROSPACE/DEFENSE (0.8%)
  6,300   HEICO Corp. "A"                                         $  113
  2,900   Triumph Group, Inc.*                                       142
                                                                  ------
                                                                     255
                                                                  ------
          AIR FREIGHT (0.8%)
  6,850   Forward Air Corp.*                                         205
  2,100   UTi Worldwide, Inc.                                         34
                                                                  ------
                                                                     239
                                                                  ------

          AIRLINES (1.9%)
 20,000   Atlantic Coast Airlines Holdings, Inc.*                    600
                                                                  ------

          AUTO PARTS (0.4%)
  4,500   Copart, Inc.*                                              132
                                                                  ------

          BEVERAGES - ALCOHOLIC (0.1%)
  1,100   Robert Mondavi Corp. "A"*                                   45
                                                                  ------

          BIOTECHNOLOGY (19.0%)
  1,700   Arena Pharmaceuticals, Inc.*                                52
  2,300   Celgene Corp.*                                              66
 20,000   Genentech, Inc.*                                         1,102
  4,800   Genzyme Corp.*                                             293
    800   Gilead Sciences, Inc.*                                      47
  8,000   Human Genome Sciences, Inc.*                               482
 25,000   IDEC Pharmaceuticals Corp.*                              1,692
 19,000   Immunex Corp.*                                             337
  2,900   Invitrogen Corp.*                                          208
    900   Luminex Corp.*                                              18
  5,700   Medarex, Inc.*                                             134
  7,000   MedImmune, Inc.*                                           330
 13,800   Millennium Pharmaceuticals, Inc.*                          491
  2,000   Praecis Pharmaceuticals, Inc.*                              33
  1,200   Protein Design Labs, Inc.*                                 104
 11,500   Techne Corp.*                                              374
  4,100   Vertex Pharmaceuticals, Inc.*                              203
                                                                  ------
                                                                   5,966
                                                                  ------

          BROADCASTING - RADIO & TV (0.4%)
  6,200   AT&T Liberty Media Corp. "A"                               109
  6,800   Wink Communications, Inc.*                                  17
                                                                  ------
                                                                     126
                                                                  ------

          CHEMICALS (0.2%)
  2,900   Symyx Technologies, Inc.*                                   70
                                                                  ------

          COMMUNICATION EQUIPMENT (3.5%)
  4,400   Advanced Fibre Communications, Inc.*                        92
  2,400   Anaren Microwave, Inc.*                                     48
    600   Avanex Corp.*                                                6
  2,000   Avici Systems, Inc.*                                        17
  4,400   CIENA Corp.*                                               167
  4,500   Clarent Corp.*                                              41
  6,500   Corvis Corp.*                                               28
  4,415   DMC Stratex Networks, Inc.*                                 44
 10,224   JDS Uniphase Corp.*                                        128
  3,300   Metawave Communications Corp.*                              17

                                                                  Market
 Number                                                           Value
of Shares               Security                                  (000)
---------               --------                                  ------

  2,600   ONI Systems Corp.*                                      $   73
  5,100   Optical Communication Products, Inc.*                       54
  2,800   Powerwave Technologies, Inc.*                               41
  2,900   QUALCOMM, Inc.*                                            170
  1,400   Sonus Networks, Inc.*                                       33
    500   Sycamore Networks, Inc.*                                     5
  2,000   Tellium, Inc.*                                              36
  4,500   UTStarcom, Inc.*                                           105
                                                                  ------
                                                                   1,105
                                                                  ------
          COMPUTER - HARDWARE (1.4%)
  3,400   Riverstone Networks, Inc.*                                  68
 13,300   Sandisk Corp.*                                             371
                                                                  ------
                                                                     439
                                                                  ------
          COMPUTER - NETWORKING (1.7%)
  2,100   Brocade Communications Systems, Inc.*                       92
 11,000   Cisco Systems, Inc.*                                       200
  4,000   Extreme Networks, Inc.*                                    118
  2,600   Finisar Corp.*                                              49
  1,400   Juniper Networks, Inc.*                                     43
  2,100   Redback Networks, Inc.*                                     19
                                                                  ------
                                                                     521
                                                                  ------
          COMPUTER SOFTWARE & SERVICE (6.0%)
  1,800   Agile Software Corp.*                                       31
  5,400   Art Technology Group, Inc.*                                 31
  1,200   BEA Systems, Inc.*                                          37
  4,000   BroadVision, Inc.*                                          20
    900   CheckPoint Software Technologies Ltd.*                      46
  2,100   Commerce One, Inc.*                                         12
  7,700   E.piphany, Inc.*                                            78
  2,200   HNC Software, Inc.*                                         55
  4,400   i2 Technologies, Inc.*                                      87
    700   Internet Security Systems, Inc.*                            34
  4,400   Interwoven, Inc.*                                           74
  3,700   Liberate Technologies, Inc.*                                41
  3,000   Nuance Communications, Inc.*                                54
  1,900   Numerical Technologies, Inc.*                               40
  2,500   OpenTV Corp. "A"*                                           35
  2,500   Openwave Systems, Inc.*                                     87
  4,700   SignalSoft Corp.*                                           54
    400   Simplex Solutions, Inc.*                                    10
  3,000   SpeechWorks International, Inc.*                            47
  3,800   Synplicity, Inc.*                                           38
  3,300   TIBCO Software, Inc.*                                       42
  2,300   Ulticom, Inc.*                                              78
 12,900   VeriSign, Inc.*                                            774
  1,000   Verisity Ltd.*                                              16
  3,400   Vignette Corp.*                                             30
  1,481   webMethods, Inc.*                                           31
                                                                  ------
                                                                   1,882
                                                                  ------
          DRUGS (7.8%)
  5,700   Alpharma, Inc. "A"                                         155
  5,700   Andrx Corp.*                                               439
 15,000   Biovail Corp.*                                             653



                                    ------

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA LIFE AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS (Continued)                June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
                                                                  Market
 Number                                                           Value
of Shares               Security                                  (000)
---------               --------                                  ------
  4,000   Elan Corp. plc ADR*                                     $  244
    600   Forest Laboratories, Inc.*                                  43
  3,625   Ivax Corp.*                                                141
 12,575   King Pharmaceuticals, Inc.*                                676
  1,700   Shire Pharmaceuticals Group plc ADR*                        94
                                                                  ------
                                                                   2,445
                                                                  ------
          ELECTRIC UTILITIES (0.4%)
  3,200   Mirant Corp.*                                              110
                                                                  ------
          ELECTRICAL EQUIPMENT (3.0%)
  3,600   Active Power, Inc.*                                         60
  2,900   Capstone Turbine Corp.*                                     64
  6,900   DDI Corp.*                                                 138
 14,600   Flextronics International Ltd.*                            381
  2,500   PECO II, Inc.*                                              17
  3,900   Pemstar, Inc.*                                              57
  1,100   Plexus Corp.*                                               36
  7,400   Sanmina Corp.*                                             173
                                                                  ------
                                                                     926
                                                                  ------
          ELECTRONICS - COMPUTER DISTRIBUTORS (0.1%)
    900   C-MAC Industries, Inc.*                                     24
                                                                  ------
          ELECTRONICS - INSTRUMENTATION (0.1%)
  2,100   Ixia*                                                       40
                                                                  ------
          ELECTRONICS - SEMICONDUCTORS (7.3%)
  5,800   Agere Systems, Inc. "A"*                                    43
 29,800   Applied Micro Circuits Corp.*                              513
  2,900   ARM Holdings plc ADR*                                       35
  1,200   Broadcom Corp. "A"*                                         51
  2,000   Centillium Communications, Inc.*                            49
  3,100   Cree, Inc.*                                                 81
  3,700   Exar Corp.*                                                 73
  2,800   GlobeSpan, Inc.*                                            41
  1,700   Marvell Technology Group Ltd.*                              46
  5,900   Metalink Ltd.*                                              41
  2,500   Microtune, Inc.*                                            55
  3,000   Multilink Technology Corp*                                  43
  1,100   Parthus Technologies plc ADR*                                9
  1,655   PMC-Sierra, Inc.*                                           51
  1,700   RF Micro Devices, Inc.*                                     46
  3,200   Stanford Microdevices, Inc.*                                54
 21,900   TranSwitch Corp.*                                          241
  7,900   Tripath Technology, Inc.*                                   70
 17,800   Triquint Semiconductor, Inc.*                              400
  7,200   Virage Logic Corp.*                                        112
  3,000   Virata Corp.*                                               36
  8,900   Vitesse Semiconductor Corp.*                               187
                                                                  ------
                                                                   2,277
                                                                  ------
          ENGINEERING & CONSTRUCTION (0.6%)
  8,600   Quanta Services, Inc.*                                     190
                                                                  ------
          EQUIPMENT - SEMICONDUCTORS (0.6%)
  4,700   Cymer, Inc.*                                               119
  3,300   PRI Automation, Inc.*                                       61
                                                                  ------
                                                                     180
                                                                  ------
          FINANCE - CONSUMER (1.3%)
  6,900   Metris Companies, Inc.                                  $  233
  5,700   NCO Group, Inc.*                                           176
                                                                  ------
                                                                     409
                                                                  ------
          FINANCE - DIVERSIFIED (1.1%)
  7,000   SEI Investments Co.                                        332
                                                                  ------
          FOODS (0.7%)
  1,600   Kraft Foods, Inc. "A"*                                      50
  2,900   Suiza Foods Corp.*                                         154
                                                                  ------
                                                                     204
                                                                  ------
          HEALTH CARE - DIVERSIFIED (4.1%)
 15,450   Accredo Health, Inc.*                                      575
  3,000   Allergan, Inc.                                             256
  5,700   ICON plc ADR*                                              172
  3,200   Professional Detailing, Inc.*                              294
                                                                  ------
                                                                   1,297
                                                                  ------
          HEALTH CARE - HMOS (2.9%)
 16,800   Express Scripts, Inc. "A"*                                 924
                                                                  ------
          HEALTH CARE - SPECIALIZED SERVICES (5.7%)
 10,000   AdvancePCS*                                                641
  2,000   Amsurg Corp. "A"*                                           59
    800   Laboratory Corp. of America Holdings*                       62
  8,600   Omnicare, Inc.                                             174
  2,900   Orthodontic Centers of America*                             88
 10,300   Priority Healthcare Corp. "B"*                             291
  8,600   Renal Care Group, Inc.*                                    283
  2,300   Specialty Laboratories, Inc.*                               87
  1,000   Unilab Corp.*                                               25
  2,800   United Surgical Partners, Inc.*                             67
                                                                  ------
                                                                   1,777
                                                                  ------
          HOME FURNISHINGS & APPLIANCES (0.4%)
  4,300   Ethan Allen Interiors, Inc.                                140
                                                                  ------
          HOSPITALS (0.5%)
  1,600   Community Health Systems, Inc.*                             47
  3,400   Province Healthcare Co.*                                   120
                                                                  ------
                                                                     167
                                                                  ------
          INSURANCE BROKERS (0.0%)B
    800   Willis Group Holdings Ltd.*                                 14
                                                                  ------
          INSURANCE - LIFE/HEALTH (0.1%)
  1,600   Phoenix Companies, Inc.*                                    30
                                                                  ------
          INSURANCE - MULTILINE COMPANIES (0.1%)
  1,300   Odyssey Re Holdings Corp.*                                  23
                                                                  ------
          INTERNET SERVICES (2.0%)
  3,000   Akamai Technologies, Inc.*                                  28
  1,300   Ariba, Inc.*                                                 7
  1,800   Digex, Inc.*                                                23
  5,900   DoubleClick, Inc.*                                          82
  1,600   Freemarkets, Inc.*                                          32
  4,900   Homestore.com, Inc.*                                       171
  3,800   Infospace, Inc.*                                            15
  5,656   Retek, Inc.*                                               271
                                                                  ------
                                                                     629
                                                                  ------
                                     ----

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA LIFE AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS (Continued)                June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------
                                                                  Market
 Number                                                           Value
of Shares               Security                                  (000)
---------               --------                                 -------
          INVESTMENT BANKS / BROKERAGE (0.0%)/B/
    600   Instinet Group, Inc.*                                  $    11
                                                                 -------
          LODGING/HOTEL (1.3%)
  5,700   Four Seasons Hotels, Inc.                                  315
  4,300   Orient Express Hotels Ltd. "A"*                             95
                                                                 -------
                                                                     410
                                                                 -------
          MEDICAL PRODUCTS & SUPPLIES (1.7%)
  2,400   American Medical Systems Holdings, Inc.*                    37
  2,900   Apogent Technologies, Inc.*                                 71
  4,100   Caliper Technologies Corp.*                                 86
  2,600   Charles River Laboratories International, Inc.*             91
  3,400   Henry Schein, Inc.*                                        136
    966   Sybron Dental Specialties, Inc.*                            20
    500   Varian Medical Systems, Inc.                                36
  2,000   Wilson Greatbatch Technologies, Inc.*                       58
                                                                 -------
                                                                     535
                                                                 -------
          NATURAL GAS UTILITIES (0.2%)
    500   Aquila, Inc. "A"*                                           12
  1,600   Global Power Equipment Group, Inc.*                         47
                                                                 -------
                                                                      59
                                                                 -------
          OIL & GAS - DRILLING/EQUIPMENT (2.3%)
  3,100   Cal Dive International, Inc.*                               76
  1,700   Cooper Cameron Corp.*                                       95
    700   FMC Technologies, Inc.*                                     14
  5,700   Grant Prideco, Inc.*                                       100
  1,000   Horizon Offshore, Inc.*                                     14
  3,400   Smith International, Inc.*                                 204
  4,300   Weatherford International, Inc.*                           206
                                                                 -------
                                                                     709
                                                                 -------
          OIL & GAS - EXPLORATION & PRODUCTION (0.2%)
    400   Encore Aquisition Co.*                                       5
  2,000   EOG Resources, Inc.                                         71
                                                                 -------
                                                                      76
                                                                 -------
          PERSONAL CARE (0.5%)
  3,400   Estee Lauder Companies, Inc. "A"                           146
                                                                 -------
          RESTAURANTS (2.3%)
  6,000   Cheesecake Factory, Inc.*                                  170
  9,200   Krispy Kreme Doughnuts, Inc.*                              368
  2,200   O'Charleys, Inc.*                                           43
  4,000   P. F . Chang's China Bistro, Inc.*                         151
                                                                 -------
                                                                     732
                                                                 -------
          RETAIL - BUILDING SUPPLIES (3.1%)
  2,900   Fastenal Co.                                               180
 17,200   Home Depot, Inc.                                           800
                                                                 -------
                                                                     980
                                                                 -------
          RETAIL - DISCOUNTERS (0.8%)
  9,500   Dollar Tree Stores, Inc.*                                  264
                                                                 -------
          RETAIL - SPECIALTY (4.3%)
  8,599   99 Cents Only Stores*                                  $   257
  5,700   Bed Bath & Beyond, Inc.*                                   178
  2,000   Coach, Inc.*                                                76
  9,500   Cost Plus, Inc.*                                           285
 14,400   Williams-Sonoma, Inc.*                                     559
                                                                 -------
                                                                   1,355
                                                                 -------
          RETAIL - SPECIALTY APPAREL (2.0%)
  5,700   Abercrombie & Fitch Co. "A"*                               254
  2,900   Charlotte Russe Holding, Inc.*                              78
  9,450   Chico's FAS, Inc.*                                         281
    300   Too, Inc.*                                                   8
                                                                 -------
                                                                     621
                                                                 -------
          SERVICES - COMMERCIAL & CONSUMER (0.8%)
  4,300   Barra, Inc.*                                               174
  1,800   Gemstar-TV Guide International, Inc.*                       77
                                                                 -------
                                                                     251
                                                                 -------
          SERVICES - DATA PROCESSING (0.4%)
  3,200   CheckFree Corp.*                                           112
    658   MedQuist, Inc.*                                             20
                                                                 -------
                                                                     132
                                                                 -------
          TELECOMMUNICATIONS - CELLULAR/WIRELESS (2.3%)
    700   Aether Systems, Inc.*                                        6
  2,800   Alamosa Holdings, Inc.*                                     46
  6,300   Dobson Communications Corp. "A"*                           107
  1,300   Leap Wireless International, Inc.*                          39
  5,800   Microcell Telecommunications, Inc. "B"*                     53
  1,700   Nextel Partners, Inc. "A"*                                  26
  1,908   TeleCorp PCS, Inc. "A"*                                     37
  1,000   Triton PCS Holdings, Inc. "A"*                              41
  5,100   UbiquiTel, Inc.*                                            39
  4,400   US Unwired, Inc. "A"*                                       47
  6,200   Western Wireless Corp. "A"*                                267
                                                                 -------
                                                                     708
                                                                 -------
          TELEPHONES (0.3%)
  2,200   Allegiance Telecom, Inc.*                                   33
  6,500   GT Group Telecom, Inc. "B"*                                 30
  1,200   Time Warner Telecom, Inc. "A"*                              40
                                                                 -------
                                                                     103
                                                                 -------
          TEXTILES - APPAREL (0.8%)
  4,350   Columbia Sportswear Co.*                                   222
  2,500   Cutter and Buck, Inc.*                                      13
                                                                 -------
                                                                     235
                                                                 -------
          WASTE MANAGEMENT (1.4%)
    900   Stericycle, Inc.*                                           42
 10,700   Waste Connections, Inc.*                                   385
                                                                 -------
                                                                     427
                                                                 -------
          Total common stocks (cost: $22,595)                     31,272
                                                                 -------

                                     ----

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA LIFE AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS (Continued)                June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------
Principal                                                         Market
 Amount                                                           Value
  (000)                                                           (000)
---------                                                         ------
          MONEY MARKET INSTRUMENT (1.7%)
$   547   Federal National Mortgage Assn., DN, 3.94%,
           7/02/2001 (cost: $547)                               $    547
                                                                --------
          Total investments (cost: $23,142)                     $ 31,819
                                                                ========





See accompanying Notes to Portfolios of Investments,page B-34.

                                     ----

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA LIFE DIVERSIFIED ASSETS FUND
--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS (Continued)                June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------
                                                                  Market
 Number                                                           Value
of Shares               Security                                  (000)
---------               --------                                  ------
          COMMON STOCKS (60.8%)

          ADVERTISING/MARKETING (0.4%)
  2,300   TMP Worldwide, Inc. *                                  $   138
                                                                 -------
          AUTO PARTS (2.0%)
  6,300   Gentex Corp. *                                             176
 18,800   Genuine Parts Co.                                          592
                                                                 -------
                                                                     768
                                                                 -------
          BANKS - MAJOR REGIONAL (2.1%)
 11,000   Fleet Boston Financial Corp.                               434
 11,600   Popular, Inc.                                              382
                                                                 -------
                                                                     816
                                                                 -------
          BANKS - MONEY CENTER (1.7%)
  8,000   Bank of America Corp.                                      480
  4,200   J. P. Morgan Chase & Co.                                   187
                                                                 -------
                                                                     667
                                                                 -------
          BEVERAGES - ALCOHOLIC (0.8%)
  7,500   Fomento Economico Mexicano S.A. de C.V. ADR                321
                                                                 -------
          BROADCASTING - RADIO & TV (2.3%)
 21,000   AT&T Liberty Media Corp. "A"                               367
  2,800   Clear Channel Communications, Inc. *                       176
 12,500   USA Networks, Inc. *                                       350
                                                                 -------
                                                                     893
                                                                 -------
          CHEMICALS (0.5%)
 13,000   Lyondell Chemical Co.                                      200
                                                                 -------
          CHEMICALS - SPECIALTY (0.8%)
 27,100   Hercules, Inc.                                             306
                                                                 -------
          COMMUNICATION EQUIPMENT (0.9%)
  1,700   JDS Uniphase Corp. *                                        21
 22,900   Lucent Technologies, Inc.                                  142
  2,000   Nortel Networks Corp.                                       18
  8,000   Tellabs, Inc. *                                            155
                                                                 -------
                                                                     336
                                                                 -------
          COMPUTER - HARDWARE (1.3%)
  7,000   Hewlett-Packard Co.                                        200
  2,800   IBM Corp.                                                  317
                                                                 -------
                                                                     517
                                                                 -------
          COMPUTER - PERIPHERALS (0.7%)
  4,200   Lexmark International, Inc. *                              282
                                                                 -------
          COMPUTER SOFTWARE & SERVICE (4.2%)
 13,200   Microsoft Corp. *                                          964
 10,300   Symantec Corp. *                                           450
 13,000   Unisys Corp. *                                             191
                                                                 -------
                                                                   1,605
                                                                 -------
          CONTAINERS - PAPER (0.8%)
  7,200   Bemis, Inc.                                                289
                                                                 -------
          DRUGS (2.9%)
  7,800   Elan Corp. plc ADR *                                       476
  4,000   Merck & Co., Inc.                                          255
  6,000   Watson Pharmaceuticals, Inc. *                             370
                                                                 -------
                                                                   1,101
                                                                 -------
           ELECTRIC UTILITIES (1.4%)
  6,900    TXU Corp.                                             $   333
  7,000    Xcel Energy, Inc.                                         199
                                                                 -------

                                                                     532
                                                                 -------
           ELECTRICAL EQUIPMENT (1.9%)
 13,900    American Power Conversion Corp. *                         219
  3,600    Emerson Electric Co.                                      218
  6,800    Honeywell International, Inc.                             238
  2,000    SCI Systems, Inc. *                                        51
                                                                 -------
                                                                     726
                                                                 -------
           ELECTRONICS - INSTRUMENTATION (0.2%)
  1,934    Agilent Technologies, Inc. *                               63
                                                                 -------
           ELECTRONICS - SEMICONDUCTORS (1.3%)
 11,800    Intel Corp.                                               345
  9,000    LSI Logic Corp. *                                         169
                                                                 -------
                                                                     514
                                                                 -------
           ENTERTAINMENT (1.2%)
 10,600    Fox Entertainment Group, Inc. "A" *                       296
  6,000    Walt Disney Co.                                           173
                                                                 -------
                                                                     469
                                                                 -------
           FINANCE - CONSUMER (1.8%)
  6,100    Countrywide Credit Industries, Inc.                       280
  6,000    PMI Group, Inc.                                           430
                                                                 -------
                                                                     710
                                                                 -------
           FINANCE - DIVERSIFIED (0.5%)
  3,931    Citigroup, Inc.                                           208
                                                                 -------
           FOODS (1.9%)
  4,300    ConAgra Foods, Inc.                                        85
  7,400    H.J. Heinz Co.                                            303
 17,500    Sara Lee Corp.                                            332
                                                                 -------
                                                                     720
                                                                 -------
           HEALTH CARE - DIVERSIFIED (4.0%)
  8,000    American Home Products Corp.                              467
 12,900    Bristol-Myers Squibb Co.                                  675
  8,100    Johnson & Johnson, Inc.                                   405
                                                                 -------
                                                                   1,547
                                                                 -------
           HEALTH CARE - HMOS (0.9%)
  3,500    Wellpoint Health Networks, Inc. *                         330
                                                                 -------
           HOUSEHOLD PRODUCTS (1.3%)
  9,500    Clorox Co.                                                321
  3,000    Kimberly-Clark Corp.                                      168
                                                                 -------
                                                                     489
                                                                 -------
           INSURANCE - LIFE/HEALTH (0.8%)
  9,900    UNUMProvident Corp.                                       318
                                                                 -------
           INSURANCE - MULTILINE COMPANIES (0.3%)
  1,300    CIGNA Corp.                                               125
                                                                 -------
           INSURANCE - PROPERTY/CASUALTY (1.3%)
  3,600    MBIA, Inc.                                                201
  3,900    MGIC Investment Corp.                                     283
                                                                 -------
                                                                     484
                                                                 -------

                                     ----

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA LIFE DIVERSIFIED ASSETS FUND
--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS (Continued)                June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------
                                                                  Market
 Number                                                           Value
of Shares               Security                                  (000)
---------               --------                                 -------
          IRON & STEEL (0.3%)
  2,500   Nucor Corp.                                           $    122
                                                                --------
          LEISURE TIME (0.6%)
 10,700   Royal Caribbean Cruises Ltd.                               237
                                                                --------
          MACHINERY - DIVERSIFIED (1.5%)
 15,400   Dover Corp.                                                580
                                                                --------
          MANUFACTURING - DIVERSIFIED INDUSTRIES (2.1%)
  8,800   Textron, Inc.                                              484
  5,700   Tyco International Ltd.                                    311
                                                                --------
                                                                     795
                                                                --------
          MEDICAL PRODUCTS & SUPPLIES (1.0%)
 22,700   Boston Scientific Corp. *                                  386
                                                                --------
          OIL - DOMESTIC INTEGRATED (1.2%)
 17,000   Occidental Petroleum Corp.                                 452
                                                                --------
          OIL - INTERNATIONAL INTEGRATED (1.7%)
  4,800   Chevron Corp.                                              434
  3,500   Texaco, Inc.                                               233
                                                                --------
                                                                     667
                                                                --------
          OIL & GAS - EXPLORATION & PRODUCTION (0.7%)
  5,052   Anadarko Petroleum Corp.                                   273
                                                                --------
          RESTAURANTS (1.9%)
 16,600   McDonald's Corp.                                           449
  6,000   Tricon Global Restaurants, Inc. *                          264
                                                                --------
                                                                     713
                                                                --------
          RETAIL - BUILDING SUPPLIES (1.9%)
  4,000   Home Depot, Inc.                                           186
  4,300   Lowe's Companies, Inc.                                     312
  9,800   Sherwin-Williams Co.                                       218
                                                                --------
                                                                     716
                                                                --------
          RETAIL - SPECIALTY (0.5%)
 12,200   Intimate Brands, Inc.                                      184
                                                                --------
          SAVINGS & LOAN HOLDING CO. (0.6%)
  6,000   Washington Mutual, Inc.                                    225
                                                                --------
          SERVICES - COMPUTER SYSTEMS (0.5%)
  5,800   Computer Sciences Corp. *                                  201
                                                                --------
          TELECOMMUNICATIONS - CELLULAR/WIRELESS (0.9%)
 14,100   Sprint Corp. - PCS Group *                                 340
                                                                --------
          TELECOMMUNICATIONS - LONG DISTANCE (3.3%)
 22,800   AT&T Corp.                                                 502
 31,200   Sprint Corp. - FON Group                                   666
  6,000   WorldCom, Inc. *                                            85
    240   WorldCom, Inc. - MCI Group                                   4
                                                                --------
                                                                   1,257
                                                                --------
          TELEPHONES (1.1%)
  7,700   Verizon Communications, Inc.                               412
                                                                --------
          TOBACCO (0.8%)
  6,200   Philip Morris Companies, Inc.                              315
                                                                --------
          Total common stocks (cost: $19,962)                     23,349
                                                                --------

Principal                                                  Coupon or                          Market
 Amount                                                    Discount                           Value
 (000)                   Security                            Rate          Maturity           (000)
---------                --------                         ---------        --------           ------
CORPORATE OBLIGATIONS (31.7%)

          BANKS - MAJOR REGIONAL (5.4%)
$ 1,000   Corporacion Andina de Fomento,
               Global Bonds                                  6.75%        3/15/2005          $ 1,012
  1,000   Imperial Bancorp, Subordinate Notes                8.50         4/01/2009            1,079
                                                                                             -------
                                                                                               2,091
                                                                                             -------
          ELECTRIC UTILITIES (5.5%)
  1,000   Dominion Resources, Inc., Senior Notes             8.13         6/15/2010            1,079
  1,000   Empire District Electric Co., Senior Notes         7.70        11/15/2004            1,051
                                                                                             -------
                                                                                               2,130
                                                                                             -------
          FINANCE - CONSUMER (5.2%)
  1,000   Ford Motor Credit Co., Notes                       7.38        10/28/2009            1,016
  1,000   Household Finance Corp., Notes                     6.38         8/01/2010              964
                                                                                             -------
                                                                                               1,980
                                                                                             -------
          FOODS (2.6%)
  1,000   Kellogg Co., Notesa                                6.60         4/01/2011              979
                                                                                             -------
          MANUFACTURING - DIVERSIFIED INDUSTRIES (2.6%)
  1,000   Pactiv Corp., Notes                                7.20        12/15/2005              993
                                                                                             -------
          MANUFACTURING - SPECIALIZED (2.6%)
  1,000   Giddings and Lewis, Inc., Notes                    7.50        10/01/2005            1,010
                                                                                             -------
          REAL ESTATE INVESTMENT TRUSTS (5.2%)
  1,000   American Health Properties, Inc., Notes            7.50         1/15/2007              987
  1,000   Nationwide Health Properties, Inc., MTN            8.61         3/01/2002            1,025
                                                                                             -------
                                                                                               2,012
                                                                                             -------
          TELEPHONES (2.6%)
  1,000   Qwest Capital Funding, Inc., Bondsa                7.25         2/15/2011              992
                                                                                             -------
          Total corporate obligations (cost: $11,808)                                         12,187
                                                                                             -------
COMMERCIAL MORTGAGE-BACKED SECURITIES (2.6%)
  1,000   TIAA CMBS I Trust Commercial Mortgage
               (cost: $1,005)                                6.56         6/19/2026            1,001
                                                                                             -------
COLLATERALIZED MORTGAGE OBLIGATIONS (3.3%)
    267   Federal National Mortgage Assn.,
               Series 1997-72 CA                             9.50         9/18/2023              277
    389   Federal National Mortgage Assn.,
               Series 1997-79 U                              9.00        11/18/2024              410
    548   Federal National Mortgage Assn.,
               Series 1998-7 H                               9.00         3/18/2025              586
                                                                                             -------
          Total collateralized mortgage obligations
               (cost: $1,295)                                                                  1,273
                                                                                             -------

                                     ----

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA LIFE DIVERSIFIED ASSETS FUND
--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS (Continued)                June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------

Principal                                                  Coupon or                          Market
 Amount                                                    Discount                           Value
 (000)                   Security                            Rate          Maturity           (000)
---------                --------                         ---------        --------           ------
          MONEY MARKET INSTRUMENT (2.0%)
$   743   CINergy Corp., CPa (cost: $743)                    5.00%        7/02/2001         $    743
                                                                                            --------
          Total investments (cost: $34,813)                                                 $ 38,553
                                                                                            ========



See Accompanying Notes to Portfolios of Investments, page B-34.

                                     ----

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA LIFE GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS (Continued)                June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------
                                                                  Market
 Number                                                           Value
of Shares               Security                                  (000)
---------               --------                                  ------
          COMMON STOCKS (96.1%)

          AEROSPACE/DEFENSE (2.6%)
 16,000   Boeing Co.                                            $    889
 28,300   Goodrich Co.                                             1,075
                                                                --------
                                                                   1,964
                                                                --------
          ALUMINUM (2.3%)
 44,000   Alcoa, Inc.                                              1,734
                                                                --------
          AUTOMOBILES (0.7%)
 21,215   Ford Motor Co.                                             521
                                                                --------
          AUTO PARTS (1.2%)
 26,000   Lear Corp.*                                                907
                                                                --------
          BANKS - MAJOR REGIONAL (4.4%)
 30,134   FleetBoston Financial Corp.                              1,189
  5,000   PNC Financial Services Group                               329
 50,000   SouthTrust Corp.                                         1,300
  8,000   SunTrust Banks, Inc.                                       518
                                                                --------
                                                                   3,336
                                                                --------
          BANKS - MONEY CENTER (4.2%)
 26,368   Bank of America Corp.                                    1,583
 12,000   First Union Corp.                                          419
 25,000   J. P. Morgan Chase & Co.                                 1,115
                                                                --------
                                                                   3,117
                                                                --------
          BEVERAGES - ALCOHOLIC (0.5%)
 10,000   Anheuser-Busch Companies, Inc.                             412
                                                                --------
          BEVERAGES - NONALCOHOLIC (0.6%)
 10,500   Coca-Cola Co.                                              472
                                                                --------
          BROADCASTING - RADIO & TV (0.7%)
 29,000   AT&T Liberty Media Corp. "A"                               507
                                                                --------
          CHEMICALS (0.7%)
 31,700   Lyondell Chemical Co.                                      488
                                                                --------
          COMMUNICATION EQUIPMENT (1.2%)
 18,500   JDS Uniphase Corp.*                                        231
 12,000   QUALCOMM, Inc.*                                            702
                                                                --------
                                                                     933
                                                                --------
          COMPUTER - HARDWARE (3.8%)
 14,000   Dell Computer Corp.*                                       366
 28,000   Hewlett-Packard Co.                                        801
 15,000   International Business Machines Corp. (IBM)              1,695
                                                                --------
                                                                   2,862
                                                                --------
          COMPUTER - NETWORKING (1.2%)
 50,700   Cisco Systems, Inc.*                                       923
                                                                --------
          COMPUTER - PERIPHERALS (0.3%)
  7,000   EMC Corp.*                                                 203
                                                                --------
          COMPUTER SOFTWARE & SERVICE (5.4%)
 15,000   Computer Associates International, Inc.                    540
 34,000   Microsoft Corp.*                                         2,482
 54,200   Oracle Corp.*                                            1,030
                                                                --------
                                                                   4,052
                                                                --------
          DRUGS (4.1%)
 23,000   Merck & Co., Inc.                                     $  1,470
 21,915   Pharmacia Corp.                                          1,007
 10,000   Watson Pharmaceuticals, Inc.*                              616
                                                                --------
                                                                   3,093
                                                                --------
          ELECTRIC UTILITIES (0.4%)
  9,500   Reliant Energy, Inc.                                       306
                                                                --------
          ELECTRICAL EQUIPMENT (5.0%)
 18,000   Flextronics International Ltd.*                            470
 57,500   General Electric Co.                                     2,803
 18,000   SCI Systems, Inc.*                                         459
                                                                --------
                                                                   3,732
                                                                --------
          ELECTRONICS - INSTRUMENTATION (0.2%)
  4,004   Agilent Technologies, Inc.*                                130
                                                                --------
          ELECTRONICS - SEMICONDUCTORS (2.9%)
 14,000   Analog Devices, Inc.*                                      605
 42,000   Intel Corp.                                              1,228
 11,000   Texas Instruments, Inc.                                    347
                                                                --------
                                                                   2,180
                                                                --------
          ENTERTAINMENT (2.6%)
 20,000   AOL Time Warner, Inc.*                                   1,060
 30,000   Walt Disney Co.                                            867
                                                                --------
                                                                   1,927
                                                                --------
          EQUIPMENT - SEMICONDUCTORS (0.5%)
  7,500   Applied Materials, Inc.*                                   368
                                                                --------
          FINANCE - CONSUMER (1.8%)
 19,000   PMI Group, Inc.                                          1,362
                                                                --------
          FINANCE - DIVERSIFIED (4.2%)
 36,243   Citigroup, Inc.                                          1,915
 19,000   Morgan Stanley Dean Witter & Co.                         1,220
                                                                --------
                                                                   3,135
                                                                --------
          FOODS (0.5%)
 10,900   Kraft Foods, Inc. "A"*                                     338
                                                                --------
          HEALTH CARE - DIVERSIFIED (5.9%)
 25,000   Abbott Laboratories                                      1,200
 20,000   American Home Products Corp.                             1,169
 27,300   Bristol-Myers Squibb Co.                                 1,428
 12,000   Johnson & Johnson, Inc.                                    600
                                                                --------
                                                                   4,397
                                                                --------
          HOUSEHOLD PRODUCTS (1.8%)
 18,000   Kimberly-Clark Corp.                                     1,006
  5,000   Procter & Gamble Co.                                       319
                                                                --------
                                                                   1,325
                                                                --------
          INSURANCE - LIFE/HEALTH (0.3%)
  8,000   MetLife, Inc.                                              248
                                                                --------
          INSURANCE - MULTILINE COMPANIES (3.7%)
 22,062   American International Group, Inc.                       1,897
  9,000   CIGNA Corp.                                                863
                                                                --------
                                                                   2,760
                                                                --------

                                     ----

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA LIFE GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS (Continued)                June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------
                                                                  Market
 Number                                                           Value
of Shares               Security                                  (000)
---------               --------                                  ------

          INSURANCE - PROPERTY/CASUALTY (2.1%)
 21,200   Everest Re Group Ltd.                                  $ 1,586
                                                                --------
          LODGING/HOTEL (1.1%)
 23,000   Starwood Hotels & Resorts Worldwide, Inc.                  857
                                                                --------
          MACHINERY - DIVERSIFIED (1.4%)
 28,000   Deere & Co.                                              1,060
                                                                --------
          MANUFACTURING - DIVERSIFIED INDUSTRIES (2.8%)
 16,600   Eaton Corp.                                              1,164
  9,000   Parker-Hannifin Corp.                                      382
 10,000   Tyco International Ltd.                                    545
                                                                --------
                                                                   2,091
                                                                --------
          MANUFACTURING - SPECIALIZED (2.2%)
 28,000   Avery Dennison Corp.                                     1,430
 10,600   Energizer Holdings, Inc.*                                  243
                                                                --------
                                                                   1,673
                                                                --------
          NATURAL GAS UTILITIES (1.7%)
 24,600   El Paso Corp.                                            1,292
                                                                --------
          OIL - DOMESTIC INTEGRATED (2.7%)
 32,000   Conoco, Inc. "A"*                                          903
 43,000   Occidental Petroleum Corp.                               1,143
                                                                --------
                                                                   2,046
                                                                --------
          OIL - INTERNATIONAL INTEGRATED (2.0%)
 22,000   Texaco, Inc.                                             1,465
                                                                --------
          OIL & GAS - DRILLING/EQUIPMENT (0.8%)
 19,900   Helmerich & Payne, Inc.                                    613
                                                                --------
          OIL & GAS - EXPLORATION & PRODUCTION (0.9%)
 13,000   Apache Corp.                                               660
                                                                --------
          PAPER & FOREST PRODUCTS (1.1%)
 14,500   Weyerhaeuser Co.                                           797
                                                                --------
          RAILROADS/SHIPPING (1.2%)
 42,000   Norfolk Southern Corp.                                     869
                                                                --------
          RESTAURANTS (0.7%)
 22,000   Wendy's International, Inc.                                562
                                                                --------
          RETAIL - BUILDING SUPPLIES (0.4%)
  7,000   Home Depot, Inc.                                           326
                                                                --------
          RETAIL - GENERAL MERCHANDISING (2.1%)
 32,000   Wal-Mart Stores, Inc.                                    1,562
                                                                --------
          SAVINGS & LOAN HOLDING CO. (1.8%)
 36,000   Washington Mutual, Inc.                                  1,352
                                                                --------
          SERVICES - COMPUTER SYSTEMS (0.7%)
 18,000   SunGard Data Systems, Inc.*                                540
                                                                --------
          SERVICES - DATA PROCESSING (0.5%)
  6,000   First Data Corp.                                           386
                                                                --------
          TELECOMMUNICATIONS - CELLULAR/WIRELESS (1.1%)
 35,000   Sprint Corp. - PCS Group*                             $    845
                                                                --------
          TELECOMMUNICATIONS - LONG DISTANCE (1.0%)
 36,800   Sprint Corp.- FON Group                                    786
                                                                --------
          TELEPHONES (4.1%)
 17,000   SBC Communications, Inc.                                   681
 44,620   Verizon Communications, Inc.                             2,387
                                                                --------
                                                                   3,068
                                                                --------
          Total common stocks (cost: $52,846)                     72,168
                                                                --------

Principal
 Amount
 (000)
---------
          MONEY MARKET INSTRUMENTS (4.1%)
$ 3,084   Federal National Mortgage Assn., DN 3.94%,
              7/02/2001 (cost: $3,084)                             3,084
                                                                --------
          Total investments (cost: $55,930)                     $ 75,252
                                                                ========


See accompanying Notes to Portfolios of Investments, page B-34.

                                     ----

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                             USAA LIFE INCOME FUND
--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS (Continued)                June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------
                                                                  Market
 Number                                                           Value
of Shares               Security                                  (000)
---------               --------                                  ------
                 PREFERRED STOCKS (8.2%)
 12,000   Duke-Weeks Realty Investments, Inc. depositary
              shares "A", 9.10% cumulative redeemable             $  308

 12,000   Equity Residential Properties Trust depositary
              shares "C", 9.125% cumulative redeemable               328

  6,000   Post Properties, Inc. "A", 8.50%
              cumulative redeemable                                  302
  6,000   Prologis Trust, Inc. "C", 8.54%
              cumulative redeemable                                  288
 12,000   Shurgard Storage Centers, Inc. "B", 8.80%
              cumulative redeemable                                  305
                                                                  ------
          Total preferred stocks (cost: $1,507)                    1,531
                                                                  ------


Principal                                                  Coupon or                          Market
 Amount                                                    Discount                           Value
 (000)                   Security                            Rate          Maturity           (000)
---------                --------                         ---------        --------           ------
          CORPORATE OBLIGATIONS (46.1%)

$   300   Caliber Systems, Inc., Notes                       7.80%        8/01/2006             313
    500   Calpine Canada Energy Finance,
              Guaranteed Senior Notes                        8.50         5/01/2008             488
    500   Citigroup, Inc., Global Senior Notes               6.50         1/18/2011             497
    500   Clorox Co., Notes                                  6.13         2/01/2011             489
    500   DaimlerChrysler NA Holding Corp.
              Global Debentures                              8.00         6/15/2010             523
    500   First Union Corp., Subordinated Notes              7.50         7/15/2006             526
    500   Ford Motor Credit Co., Global
              Landmark Debentures                            7.38         2/01/2011             506
    500   Household Finance Corp., Notes                     7.25         5/15/2006             523
    500   Kellogg Co., Notesa                                6.60         4/01/2011             490
    500   MGM Grand, Inc., Senior Callable Bonds             6.95         2/01/2005             499
    500   Pan Pacific Retail Properties, Inc., Notes         7.95         4/15/2011             486
    500   Phillips Petroleum Co., Notes                      8.75         5/25/2010             570
    500   PSE&G Energy Holdings, Inc.,
              Senior Notesa                                  8.63         2/15/2008             505
    500   Raytheon Co., Notes                                6.75         8/15/2007             488
    500   SBC Communications, Inc., Global Notes             6.25         3/15/2011             485
    125   TriNet Corporate Realty Trust, Inc., Dealer
              Remarketed Securities                          6.75         3/01/2003             120
    500   Washington Mutual, Inc., Subordinated Notes        8.25         4/01/2010             541
    500   Yosemite Security Trust I, Bonds/a/                8.25        11/15/2004             516
                                                                                           --------
          Total corporate obligations (cost: $8,396)                                          8,565
                                                                                           --------
          U.S. GOVERNMENT & AGENCY ISSUES (41.3%)

          FEDERAL NATIONAL MORTGAGE ASSN. (14.4%)
$ 1,000   6.50%, 7/01/2031                                                                 $    984
  1,140   6.625%, 10/15/2007                                                                  1,192
    505   7.00%, 10/01/2026                                                                     510
                                                                                           --------
                                                                                              2,686
                                                                                           --------
          GOVERNMENT NATIONAL MORTGAGE ASSN. (17.7%)
  2,479   6.00%, 4/15/2028                                                                    2,409
    879   7.00%, 6/15/2029                                                                      888
                                                                                           --------
                                                                                              3,297
                                                                                           --------
          U.S. TREASURY BOND (3.6%)
    725   5.25%, 11/15/2028                                                                     663
                                                                                           --------
          U. S. TREASURY INFLATION INDEXED NOTES (5.6%)
    559   3.50%, 1/15/2011                                                                      561
    458   3.875%, 1/15/2009                                                                     474
                                                                                           --------
                                                                                              1,035
                                                                                           --------
          Total U.S. government & agency issues (cost: $7,655)                                7,681
                                                                                           --------
          MONEY MARKET INSTRUMENTS (8.2%)
    803   Motorola Inc. CP                                   4.60%        7/16/2001             801
    717   UBS Finance, Inc., CP                              4.14         7/02/2001             717
                                                                                           --------
          Total money market instruments (cost: $1,518)                                       1,518
                                                                                           --------
          Total investments (cost: $19,076)                                                $ 19,295
                                                                                           ========

                                     ----

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                             USAA LIFE INCOME FUND
--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS (Continued)                June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
                      PORTFOLIO SUMMARY BY CONCENTRATION

      U.S. Government                                                  41.3%
      Real Estate Investment Trusts                                    11.5
      Banks - Money Center                                              6.7
      Finance - Consumer                                                5.6
      Electric Utilities                                                5.3
      Communication Equipment                                           4.3
      Oil - Domestic Integrated                                         3.1
      Savings & Loan Holding Companies                                  2.9
      Automobiles                                                       2.8
      Natural Gas Utilities                                             2.8
      Finance - Diversified                                             2.7
      Gaming Companies                                                  2.7
      Electronics - Defense                                             2.6
      Foods                                                             2.6
      Household Products                                                2.6
      Telephones                                                        2.6
      Truckers                                                          1.7
                                                                      -----
      Total                                                           103.8%
                                                                      =====

See accompanying Notes to Portfolios of Investments, page B-34.

                                     ----

                          USAA LIFE INVESTMENT TRUST
-------------------------------------------------------------------------------
                          USAA LIFE WORLD GROWTH FUND
-------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS                         June 30, 2001 (Unaudited)

                                                                   Market
 Number                                                            Value
of Shares        Security                                          (000)
---------        --------                                         ------
           FOREIGN SECURITIES (60.4%)

           FOREIGN STOCKS (60.3%)

           ARGENTINA (0.0%)B
   6,600   Perez Companc S.A. "B"                                  $    9
                                                                   ------
           AUSTRALIA (0.1%)
     400   CSL Ltd.                                                    10
  50,000   Pasminco Ltd.*                                               8
                                                                   ------
                                                                       18
                                                                   ------
           AUSTRIA (0.7%)
   2,600   Boehler Uddeholm AG                                         97
   1,150   VA Technologie AG                                           37
   2,100   Vienna Airport (Flughafen Wien)                             68
                                                                   ------
                                                                      202
                                                                   ------
           BRAZIL (0.7%)
 650,000   Banco Itau S.A. (Preferred)                                 57
     600   Companhia Brasileira de Distribuicao Grupo Pao
            de Acucar ADR (Preferred)                                  14
   1,000   Companhia de Bebidas das Americas ADR (Preferred)           23
     400   Embraer Empresa Brasileira de Aeronautica S.A.
            ADR (Preferred)                                            16
   1,190   Petroleo Brasileiro S.A. (Preferred)                        28
     800   Tele Norte Leste Participacoes S.A. ADR (Preferred)         12
     700   Telesp Celular Participacoes S.A. ADR (Preferred)           10
   1,500   Uniao de Bancos Brasileiros S.A. (Unibanco)
            GDR (Preferred)                                            38
                                                                   ------
                                                                      198
                                                                   ------
           CANADA (6.4%)
   5,500   Anderson Exploration Ltd.*                                 111
   3,200   Bank of Montreal                                            83
   5,350   C-MAC Industries, Inc.*                                    141
   5,300   Canadian Imperial Bank of Commerce                         180
  11,000   Canadian National Railway Co.                              445
   4,500   Manulife Financial Corp.                                   126
   6,800   Nexen, Inc.                                                171
   6,000   Nortel Networks Corp.                                       55
   3,500   Sun Life Financial Services                                 84
  10,000   Suncor Energy, Inc.                                        257
   3,900   Toronto-Dominion Bank                                       99
                                                                   ------
                                                                    1,752
                                                                   ------
           CHILE (0.0%)B
     600   Compania de Telecomunicaciones de Chile S.A. ADR *           8
                                                                   ------
           CHINA (0.6%)
 104,000   Beijing Capital International Airport                       33
  86,000   Beijing Datang Power                                        29
   7,500   China Mobile Ltd.*                                          39
  88,000   China Petroleum and Chemical Corp. "H"                      18
  15,000   China Unicom Ltd.*                                          26
     600   CNOOC Ltd. ADR*                                             11
                                                                   ------
                                                                      156
                                                                   ------
           CZECH REPUBLIC (0.0%)B
   2,000   Ceske Energeticke Zavody A.S. *                         $    4
                                                                   ------
           DENMARK (1.2%)
  29,719   Nordea AB                                                  171
   4,200   TDC A/S "B" *                                              151
                                                                   ------
                                                                      322
                                                                   ------
           FINLAND (2.7%)
   7,261   Metso OYJ                                                   81
  20,600   Nokia Corp. ADR                                            454
   5,500   Perlos Corp.                                                52
  20,000   Sampo OYJ                                                  170
                                                                   ------
                                                                      757
                                                                   ------
           FRANCE (5.3%)
   2,000   Accor S.A.                                                  84
   3,375   Aventis S.A.                                               270
   4,478   CNP Assurances                                             151
   4,200   Coflexip S.A. ADR                                          272
   1,300   Eramet Group                                                40
  10,000   Gemplus International S.A. *                                30
   1,040   ISIS S.A.                                                  119
   2,100   Renault S.A.                                                95
   3,400   Rhodia S.A.                                                 37
   5,207   Total Fina S.A. ADR                                        366
                                                                   ------
                                                                    1,464
                                                                   ------
           GERMANY (2.5%)
   2,400   Bayerische Hypo Vereinsbank AG                             119
   4,000   Continental AG                                              55
   5,000   E. On AG                                                   262
   4,200   Merck KGaA                                                 146
     850   SAP AG                                                     118
                                                                   ------
                                                                      700
                                                                   ------
           HONG KONG (0.3%)
  17,000   Amoy Properties Ltd.                                        20
  11,000   Beijing Enterprises Holdings Ltd.                           14
   2,400   Dah Sing Financial Group                                    12
  51,000   Giordano International Ltd.                                 27
  12,000   Li & Fung Ltd.                                              20
                                                                   ------
                                                                       93
                                                                   ------
           INDIA (0.7%)
     700   Cipla Ltd. *                                                17
   1,000   Dr. Reddy's Laboratories Ltd.                               34
     900   Hindalco Industries Ltd.                                    16
     400   Infosys Technologies Ltd.                                   32
   2,600   ITC Ltd.                                                    42
   9,400   Larsen & Toubro Ltd.                                        44
   1,300   Reliance Industries Ltd.                                    10
     350   Wipro Ltd.                                                  10
                                                                   ------
                                                                      205
                                                                   ------

                                     ----

                          USAA LIFE INVESTMENT TRUST
-------------------------------------------------------------------------------
                          USAA LIFE WORLD GROWTH FUND
-------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (Continued)             June 30, 2001 (Unaudited)

                                                                  Market
 Number                                                           Value
of Shares            Security                                     (000)
---------            --------                                    ------
              ISRAEL (0.3%)
   900        Check Point Software Technologies Ltd. *            $   46
   550        Teva Pharmaceutical Industries Ltd. ADR                 34
                                                                  ------
                                                                      80
                                                                  ------
              ITALY (2.5%)
 4,400        ENI S.p.A. ADR                                         271
18,250        Italgas S.p.A.                                         160
 7,000        Telecom Italia S.p.A.                                   63
40,300        Telecom Italia S.p.A. Savings                          193
                                                                  ------
                                                                     687
                                                                  ------
              JAPAN (7.8%)
 2,000        Asatsu DK                                               41
 4,000        Daibiru Corp.                                           27
 5,000        Fujitsu Ltd.                                            53
 3,000        Ito-Yokado Co. Ltd.                                    138
 2,100        Meitec Corp.                                            70
10,000        Mitsui Fudosan Co. Ltd.                                108
 1,400        Murata Manufacturing Co. Ltd.                           93
20,000        Nikko Securities Co. Ltd.                              160
    27        Nippon Telegraph & Telephone Corp. (NTT)               141
     5        NTT Mobile Communication Network, Inc.                  87
 3,300        Paris Miki, Inc.                                        98
 2,100        Sanix, Inc.                                            106
 3,000        Shin-Etsu Chemical Co. Ltd.                            110
 3,000        Sony Corp.                                             197
17,000        Sumitomo Corp.                                         119
 5,000        Sumitomo Electric Industries Ltd.                       57
 5,000        Takeda Chemical Industries Ltd.                        233
18,000        Toshiba Corp.                                           95
    39        West Japan Railway                                     211
                                                                  ------
                                                                   2,144
                                                                  ------
              KOREA (0.8%)
 1,200        Housing & Commercial Bank                               27
 2,199        Korea Telecom Corp. ADR                                 48
   400        KT Freetel *                                            12
   179        Samsung Electronics Co. Ltd.                            26
   300        Samsung Securities Co. Ltd. *                            9
 3,000        Shinhan Bank                                            31
   500        Shinsegae Department Store Co. Ltd.                     36
   130        Sk Telecom Co. Ltd.                                     19
                                                                  ------
                                                                     208
                                                                  ------
              MEXICO (0.6%)
 1,300        America Movil S.A. de C.V. ADR *                        27
 1,100        Cemex S.A. de C.V. ADR                                  29
   500        Coca Cola Femsa S.A. de C.V. ADR                        13
 1,100        Fomento Economico Mexicano S.A. de C.V. ADR             47
 1,200        Telefonos de Mexico S.A. de C.V. ADR                    42
 1,200        Tubos de Acero de Mexico S.A. ADR                       15
                                                                  ------
                                                                     173
                                                                  ------
              NETHERLANDS (5.7%)
 7,300        Akzo Nobel N.V.                                     $  309
 5,300        Fortis NL N.V.                                         129
 2,000        Gucci Group N.V.                                       167
 5,600        ING Groep N.V.                                         366
 4,544        Koninklijke KPN N.V. *                                  26
10,122        Koninklijke Philips Electronics N.V.                   268
 6,805        Oce-van der Grinten N.V.                                72
 8,600        Versatel Telecom *                                      24
 3,300        VNU N.V.                                               112
 5,200        Vopak Kon                                              107
                                                                  ------
                                                                   1,580
                                                                  ------
              NORWAY (0.6%)
 4,000        DNB Holdings ASA                                        17
 2,300        Statoil ASA                                             17
18,600        Storebrand ASA                                         133
                                                                  ------
                                                                     167
                                                                  ------
              PORTUGAL (1.5%)
37,777        Banco Comercial Portugues S.A. *                       141
13,000        Brisa-Auto Estrada de Portugal S.A.                    110
15,402        Portugal Telecom S.A. ADR *                            107
 5,781        Telecel-Comunicacoes Pessoais S.A. *                    47
                                                                  ------
                                                                     405
                                                                  ------
              RUSSIA (0.2%)
   900        LUKoil Holdings ADR                                     43
                                                                  ------
              SINGAPORE (0.1%)
 3,000        City Developments Ltd.                                  11
 1,000        Singapore Press Holdings                                11
                                                                  ------
                                                                      22
                                                                  ------
              SOUTH AFRICA (0.6%)
 7,000        ABSA Group Ltd.                                         33
   200        Anglo American Platinum Corp.                            9
 2,100        Anglo American plc                                      31
   400        Impala Platinum Holdings Ltd.                           20
   700        Nedcor Ltd.                                             14
 2,800        SASOL Ltd.                                              26
 1,000        South African Breweries plc                              7
 7,500        Standard Bank Investment Corp. Ltd.                     33
                                                                  ------
                                                                     173
                                                                  ------
              SPAIN (2.3%)
 9,365        Altadis S.A.                                           134
14,793        Banco Bilbao Vizcaya Argentaria                        191
 9,850        Repsol S.A.                                            163
 3,534        Telefonica de Espana S.A. ADR *                        132
                                                                  ------
                                                                     620
                                                                  ------
              SWEDEN (2.4%)
10,800        Autoliv, Inc. GDR                                      186
45,616        Nordea AB                                              260
 7,080        Skandinaviska Enskilda Banken "A"                       67
33,615        Swedish Match AB                                       158
                                                                  ------
                                                                     671
                                                                  ------

                                     ----

                          USAA LIFE INVESTMENT TRUST
-------------------------------------------------------------------------------
                          USAA LIFE WORLD GROWTH FUND
-------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (Continued)             June 30, 2001 (Unaudited)

                                                                   Market
 Number                                                             Value
of Shares        Security                                           (000)
---------        --------                                          ------
          SWITZERLAND (1.9%)
  5,520   Novartis AG                                             $   200
    900   STMicroelectronics N. V.                                     31
    153   Sulzer AG P.C.                                               49
  4,741   Syngenta AG *                                               249
                                                                  -------
                                                                      529
                                                                  -------
          TAIWAN (0.6%)
  1,300   Ambit Microsystems Corp.                                      5
  2,500   Asustek Computer, Inc.                                       11
 51,000   Bank Sinopac *                                               23
 21,000   Chinatrust Commercial Bank *                                 15
  5,000   Compal Electronics, Inc.                                      5
  8,000   Delta Electronics, Inc.                                      20
  2,000   Quanta Computer, Inc.                                         7
 15,120   Taiwan Semiconductor Manufacturing Co. *                     28
 26,200   United Microelectronics *                                    35
  3,000   Via Technologies, Inc. *                                     21
                                                                  -------
                                                                      170
                                                                  -------
          UNITED KINGDOM (11.2%)
  4,600   AstraZeneca Group plc                                       215
 16,800   Bank of Scotland                                            190
 57,400   Billiton plc                                                286
  2,700   BOC Group plc                                                40
 12,100   Cable & Wireless plc                                         71
 29,700   Cadbury Schweppes plc                                       201
 12,028   Celltech Group plc *                                        203
 14,000   CGNU plc                                                    194
 90,700   Cookson Group plc                                           164
 57,100   Corporate Services Group plc *                               41
  3,100   GlaxoSmithkline plc ADR                                     174
 30,000   Old Mutual plc                                               69
  8,700   Powergen plc                                                 88
 22,500   Reckitt Benckiser plc                                       325
 16,540   Reuters Group plc                                           215
 12,340   Royal Bank Scotland Group                                   272
 40,800   Tomkins plc                                                 105
    500   Vodafone Group plc ADR                                       11
 22,864   WPP Group plc                                               225
                                                                  -------
                                                                    3,089
                                                                  -------
          Total foreign stocks (cost: $14,456)                     16,649
                                                                  -------


Principal                                                          Market
 Amount                                                             Value
 (000)           Security                                           (000)
---------        --------                                          ------
          FOREIGN BONDS (0.1%)

          JAPAN (0.1%)
$    20   MBL International Finance (Bermuda)
           Trust, Convertible
          Notes, 3.00%, 11/30/2002 (cost: $20)                    $    20
                                                                  -------
          Total foreign securities (cost: $14,476)                 16,669
                                                                  -------
 Number
of Shares
---------
          DOMESTIC STOCKS (37.5%)

          ALUMINUM (1.1%)
  7,800   Alcoa, Inc.                                                 307
                                                                  -------
          BANKS - MAJOR REGIONAL (1.1%)
  6,400   Mellon Financial Corp.                                      294
                                                                  -------
          BEVERAGES - NONALCOHOLIC (1.2%)
  7,200   PepsiCo, Inc.                                               318
                                                                  -------
          BIOTECHNOLOGY (1.2%)
  3,600   Amgen, Inc. *                                               218
  1,100   Genentech, Inc. *                                            61
    900   Medimmune, Inc. *                                            43
                                                                  -------
                                                                      322
                                                                  -------
          BROADCASTING - RADIO & TV (1.4%)
  6,200   Clear Channel Communications, Inc. *                        389
                                                                  -------
          COMMUNICATION EQUIPMENT (1.8%)
  2,200   CIENA Corp. *                                                84
  6,900   JDS Uniphase Corp. *                                         86
 10,200   Lucent Technologies, Inc.                                    63
  1,300   ONI Systems Corp. *                                          37
  3,800   QUALCOMM, Inc. *                                            222
                                                                  -------
                                                                      492
                                                                  -------
          COMPUTER - HARDWARE (2.0%)
 12,700   Dell Computer Corp. *                                       332
  6,100   Hewlett-Packard Co.                                         174
  9,000   Palm, Inc. *                                                 55
                                                                  -------
                                                                      561
                                                                  -------
          COMPUTER - NETWORKING (1.7%)
  2,100   Brocade Communications Systems, Inc. *                       92
 18,900   Cisco Systems, Inc. *                                       344
    700   Juniper Networks, Inc. *                                     22
                                                                  -------
                                                                      458
                                                                  -------
          COMPUTER SOFTWARE & SERVICE (4.3%)
  3,300   BEA Systems, Inc. *                                         101
  5,200   i2 Technologies, Inc. *                                     103
    454   Informix Corp. *                                              3
  7,200   Microsoft Corp. *                                           525
 13,800   Oracle Corp. *                                              262
  1,700   Siebel Systems, Inc. *                                       80
  1,800   Veritas Software Corp. *                                    120
                                                                  -------
                                                                    1,194
                                                                  -------

                                     ----

                          USAA LIFE INVESTMENT TRUST
-------------------------------------------------------------------------------
                          USAA LIFE WORLD GROWTH FUND
-------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (Continued)             June 30, 2001 (Unaudited)

                                                                  Market
 Number                                                            Value
of Shares        Security                                          (000)
---------        --------                                         ------
           DRUGS (2.3%)
 3,000     Merck & Co., Inc.                                      $   192
 6,500     Pfizer, Inc.                                               260
 4,100     Pharmacia Corp.                                            189
                                                                  -------
                                                                      641
                                                                  -------
           ELECTRICAL EQUIPMENT (1.6%)
 9,000     General Electric Co.                                       439
                                                                  -------
           ELECTRONICS - INSTRUMENTATION (0.5%)
 4,300     Teradyne, Inc. *                                           142
                                                                  -------
           ELECTRONICS - SEMICONDUCTORS (4.2%)
 4,200     Analog Devices, Inc. *                                     182
 1,400     Applied Micro Circuits Corp. *                              24
 9,300     Intel Corp.                                                272
 2,300     Linear Technology Corp.                                    102
 5,600     Micron Technology, Inc. *                                  230
10,900     Texas Instruments, Inc.                                    343
                                                                  -------
                                                                    1,153
                                                                  -------
           ENTERTAINMENT (2.1%)
 6,700     AOL Time Warner, Inc. *                                    355
 8,000     Walt Disney Co.                                            231
                                                                  -------
                                                                      586
                                                                  -------
           EQUIPMENT - SEMICONDUCTORS (1.9%)
 6,700     Applied Materials, Inc. *                                  329
 2,400     KLA-Tencor Corp. *                                         140
 1,800     PMC-Sierra, Inc. *                                          56
                                                                  -------
                                                                      525
                                                                  -------
           FINANCE - DIVERSIFIED (0.8%)
 3,500     Morgan Stanley Dean Witter & Co.                           225
                                                                  -------
           HEALTH CARE - DIVERSIFIED (1.6%)
 2,900     Bristol-Myers Squibb Co.                                   152
 5,800     Johnson & Johnson, Inc.                                    290
                                                                  -------
                                                                      442
                                                                  -------
           INSURANCE - MULTILINE COMPANIES (1.2%)
 3,800     American International Group, Inc.                         327
                                                                  -------
           MANUFACTURING - DIVERSIFIED INDUSTRIES (0.1%)
 1,800     Corning, Inc.                                               30
                                                                  -------
           MANUFACTURING - SPECIALIZED (0.7%)
 3,900     Avery Dennison Corp.                                       199
                                                                  -------
           MEDICAL PRODUCTS & SUPPLIES (1.1%)
 6,600     Medtronic, Inc.                                            304
                                                                  -------
           OIL & GAS - DRILLING/EQUIPMENT (0.7%)
 5,800     Baker Hughes, Inc.                                         194
                                                                  -------
           PERSONAL CARE (0.9%)
 2,300     Avon Products, Inc.                                    $   107
 4,900     Gillette Co.                                               142
                                                                  -------
                                                                      249
                                                                  -------
           RETAIL - GENERAL MERCHANDISING (1.5%)
11,700     Target Corp.                                               405
                                                                  -------
           SERVICES - COMMERCIAL & CONSUMER (0.2%)
 1,300     Gemstar-TV Guide International, Inc. *                      55
                                                                  -------
           TELEPHONES (0.3%)
 4,400     Allegiance Telecom, Inc. *                                  66
14,900     Metromedia Fiber Network, Inc. "A" *                        30
                                                                  -------
                                                                       96
                                                                  -------
           Total domestic stocks (cost: $8,247)                    10,347
                                                                  -------

Principal
 Amount
  (000)
---------
           MONEY MARKET INSTRUMENT (1.7%)
$  467     Federal National Mortgage Assn., DN, 3.94%,
            7/02/2001 (cost: $467)                                    467
                                                                  -------
           Total investments (cost: $23,190)                      $27,483
                                                                  =======

                                     ----

                          USAA LIFE INVESTMENT TRUST
-------------------------------------------------------------------------------
                          USAA LIFE WORLD GROWTH FUND
-------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (Continued)             June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------
                      PORTFOLIO SUMMARY BY CONCENTRATION

      Drugs                                                        7.9%
      Electronics - Semiconductors                                 5.3
      Computer Software & Service                                  5.1
      Insurance - Multiline Companies                              4.9
      Banks - Money Center                                         4.8
      Telephones                                                   4.0
      Communication Equipment                                      3.6
      Banks - Major Regional                                       3.5
      Oil - International Integrated                               3.2
      Railroads/Shipping                                           2.8
      Chemicals - Specialty                                        2.6
      Computer - Hardware                                          2.1
      Entertainment                                                2.1
      Oil & Gas - Drilling/Equipment                               2.1
      Equipment - Semiconductors                                   2.0
      Beverages - Nonalcoholic                                     1.9
      Electrical Equipment                                         1.8
      Computer - Networking                                        1.7
      U.S. Government                                              1.7
      Finance - Diversified                                        1.6
      Health Care - Diversified                                    1.6
      Retail - General Merchandising                               1.5
      Broadcasting - Radio & TV                                    1.4
      Electric Utilities                                           1.4
      Manufacturing - Diversified Industries                       1.3
      Aluminum                                                     1.2
      Biotechnology                                                1.2
      Household Products                                           1.2
      Metals/Mining                                                1.2
      Tobacco                                                      1.2
      Medical Products & Supplies                                  1.1
      Oil & Gas - Exploration & Production                         1.1
      Advertising/Marketing                                        1.0
      Home Furnishings & Appliances                                1.0
      Investment Banks / Brokerage                                 1.0
      Oil - Domestic Integrated                                    1.0
      Other                                                       15.5
                                                                  ----
      Total                                                       99.6%
                                                                  ====

See accompanying Notes to Portfolios of Investments, page B-34.

                                     ----

                          USAA LIFE INVESTMENT TRUST
-------------------------------------------------------------------------------
                      NOTES TO PORTFOLIOS OF INVESTMENTS
-------------------------------------------------------------------------------
                                                    June 30, 2001 (Unaudited)

GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in Note 1 to the Trust's financial statements.

The percentages shown represent the percentage of the investments to net assets. At June 30, 2001, investments in foreign securities were 7.4% and 5.8% of the net assets of the USAA Life Aggressive Growth Fund and the USAA Life Diversified Assets Fund, respectively.

ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.
GDR - Global Depositary Receipts are receipts issued by a US or foreign bank evidencing ownership of foreign shares. Dividends are paid in US dollars.

SPECIFIC NOTES

(a) Security is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such is generally deemed by the Manager to be liquid under guidelines established by the Board of Trustees.

(b) Represents less than 0.1% of net assets.

* Non-income producing security.

PORTFOLIO DESCRIPTION ABBREVIATIONS

CP  Commercial Paper
--------------------
DN  Discount Note
--------------------
MTN Medium-Term Note

See accompanying Notes to Financial Statements, page B-39.


                                     ----

                          USAA LIFE INVESTMENT TRUST
-------------------------------------------------------------------------------
                     STATEMENTS OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
 (In Thousands, Except Per Share Data)              June 30, 2001 (Unaudited)

                                                   USAA LIFE       USAA LIFE      USAA LIFE       USAA LIFE      USAA LIFE
                                                  AGGRESSIVE      DIVERSIFIED     GROWTH AND        INCOME     WORLD GROWTH
                                                  GROWTH FUND     ASSETS FUND    INCOME FUND         FUND          FUND
                                                  -----------     -----------    -----------      ---------    ------------
ASSETS
 Investments in securities, at market value
   (identified cost of $23,142, $34,813, $55,930,
     $19,076, and $23,190, respectively)             $31,819         $38,553        $75,252         $19,295         $27,483
 Cash                                                      1               1              1               1               1
 Cash denominated in foreign currencies
  (identified cost of $106)                                -               -              -               -             101
 Receivables:
  Capital shares sold                                      -               -              -              42               -
  Dividends and interest                                   1             266             75             258              46
  Securities sold                                        247             480             69               -             285
                                                     -------         -------        -------         -------         -------
    Total assets                                      32,068          39,300         75,397          19,596          27,916
                                                     -------         -------        -------         -------         -------
LIABILITIES
 Securities purchased                                    598             817            164             994             280
 Capital shares redeemed                                  54              31            125               -              12
 Accrued advisory fees                                    13               -             13               -               -
 Accrued administrative fees                               8               6              6               -               9
 Accounts payable and accrued expenses                    13              28              4              13              11
                                                     -------         -------        -------         -------         -------
    Total liabilities                                    686             882            312           1,007             312
                                                     -------         -------        -------         -------         -------
        Net assets applicable to capital
          shares outstanding                         $31,382         $38,418        $75,085         $18,589         $27,604
                                                     =======         =======        =======         =======         =======
REPRESENTED BY:
 Paid-in capital                                     $23,454         $32,899        $53,608         $18,689         $24,449
 Accumulated undistributed net
  investment income (loss)                               (69)            618            494             556             215
 Accumulated net realized gain (loss)
    on investments                                      (680)          1,161          1,661            (875)         (1,346)
 Net unrealized appreciation of investments            8,677           3,740         19,322             219           4,293

 Net unrealized depreciation
    on foreign currency translations                       -               -              -               -              (7)
                                                     -------         -------        -------         -------         -------
        Net assets applicable to capital shares
          outstanding                                $31,382         $38,418        $75,085         $18,589         $27,604
                                                     =======         =======        =======         =======         =======
 Capital shares outstanding, unlimited
  number of shares authorized, no par value            1,732           3,060          4,212           1,796           2,364
                                                     =======         =======        =======         =======         =======
 Net asset value, redemption price, and
    offering price per share                         $ 18.12         $ 12.55        $ 17.83        $ 10.35         $ 11.68
                                                     =======         =======        =======         =======         =======

See accompanying Notes to Financial Statements, page B-39.


                                     ----

                          USAA LIFE INVESTMENT TRUST
-------------------------------------------------------------------------------
                           STATEMENTS OF OPERATIONS
-------------------------------------------------------------------------------
(In Thousands)                Six-month period ended June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------


                                                   USAA LIFE         USAA LIFE          USAA          USAA LIFE       USAA LIFE
                                                  AGGRESSIVE        DIVERSIFIED      GROWTH AND         INCOME      WORLD GROWTH
                                                  GROWTH FUND       ASSETS FUND      INCOME FUND         FUND           FUND
                                                  -----------       -----------      -----------      ---------     ------------
NET INVESTMENT INCOME (LOSS):
 Income:
  Dividends (net of foreign taxes withheld
    of $0, $1, $0, $0, and $41, respectively)      $     6            $  160           $   541           $ 63         $   312
  Interest                                              61               521                86            493              12
                                                   -------            ------           -------           ----         -------
    Total income                                        67               681               627            556             324
                                                   -------            ------           -------           ----         -------
 Expenses:
  Advisory fees                                         97                36                76             16              30
  Administrative fees                                   34                27                27             27              41
  Custodian's fees                                      34                21                27             14              42
  Shareholder reporting fees                             3                 3                 6              1               2
  Trustees' fees                                         2                 2                 2              2               2
  Professional fees                                     17                17                17             17              23
  Other                                                  2                 1                 2              1               1
                                                   -------            ------           -------           ----         -------
    Total expenses before reimbursement                189               107               157             78             141
 Expenses reimbursed                                   (53)              (44)              (24)           (50)            (43)
                                                   -------            ------           -------           ----         -------
    Total expenses after reimbursement                 136                63               133             28              98
                                                   -------            ------           -------           ----         -------
     Net investment income (loss)                      (69)              618               494            528             226
                                                   -------            ------           -------           ----         -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY:
 Net realized gain (loss) on:
  Investments                                        1,112             1,163             1,712            209            (920)
  Foreign currency transactions                          -                 -                 -              -             (15)
 Change in net unrealized appreciation/
  depreciation of:
    Investments                                     (8,865)            1,556            (3,665)           (56)         (3,487)
    Foreign currency translations                        -                 -                 -              -             (19)
                                                   -------            ------           -------           ----         -------
     Net realized and unrealized gain (loss)        (7,753)            2,719            (1,953)           153          (4,441)
                                                   -------            ------           -------           ----         -------
Increase (decrease) in net assets resulting
 from operation                                    $(7,822)           $3,337           $(1,459)          $681         $(4,215)
                                                   =======            ======           =======           ====         =======

See accompanying Notes to Financial Statements, page B-39.

                                     ----

                          USAA LIFE INVESTMENT TRUST
-------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
(In Thousands)                        Six-month period ended June 30, 2001, and
                                       year ended December 31, 2000 (Unaudited)
-------------------------------------------------------------------------------

                                                                        USAA LIFE                          USAA LIFE
                                                                 AGGRESSIVE GROWTH FUND             DIVERSIFIED ASSETS FUND
                                                               --------------------------          ------------------------
                                                               6/30/01           12/31/00          6/30/01         12/31/00
                                                               ----------       ---------          --------        --------
From operations:
 Net investment income (loss)                                   $    (69)       $   (148)          $   618          $ 1,285
 Net realized gain (loss) on:
  Investments                                                      1,112            (407)            1,163            3,392
  Foreign currency transactions                                        -               -                 -                -
 Change in net unrealized appreciation/depreciation of:
  Investments                                                     (8,865)        (13,818)            1,556           (3,375)
  Foreign currency translations                                        -               -                 -                -
                                                                --------        --------           -------          -------
  Increase (decrease) in net assets resulting
    from operations                                               (7,822)        (14,373)            3,337            1,302
                                                                --------        --------           -------          -------
Distributions to shareholders from:
 Net investment income                                                 -               -            (1,287)             (25)
                                                                --------        --------           -------          -------
 Net realized gains                                                  (12)         (1,605)           (3,139)               -
                                                                --------        --------           -------          -------
From capital share transactions:
 Proceeds from shares sold                                         2,860          31,431             2,687            1,835
 Dividend reinvestments                                               12           1,605             4,426               25
 Cost of shares redeemed                                         (32,898)         (6,567)           (1,216)          (9,500)
                                                                --------        --------           -------          -------
  Increase (decrease) in net assets from
    capital share transactions                                   (30,026)         26,469             5,897           (7,640)
                                                                --------        --------           -------          -------
Net increase (decrease) in net assets                            (37,860)         10,491             4,808           (6,363)
Net assets:
 Beginning of period                                              69,242          58,751            33,610           39,973
                                                                --------        --------           -------          -------
 End of period                                                  $ 31,382        $ 69,242           $38,418          $33,610
                                                                ========        ========           =======          =======
Accumulated undistributed net investment income (loss):
 End of period                                                  $    (69)       $      -           $   618          $ 1,287
                                                                --------        --------           -------          -------
Change in shares outstanding:
 Shares sold                                                         165           1,170               200              146
 Shares issued for dividends reinvested                                1              77               346                2
 Shares redeemed                                                  (1,784)           (244)              (91)            (763)
                                                                --------        --------           -------          -------
  Increase (decrease) in shares outstanding                       (1,618)          1,003               455             (615)
                                                                ========        ========           =======          =======

See accompanying Notes to Financial Statements on page B-39.

                                     ----

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
(In Thousands)                             Six-month period ended June 30, 2001,
                                    and year ended December 31, 2000 (Unaudited)
--------------------------------------------------------------------------------


                                                         USAA LIFE               USAA LIFE                   USAA LIFE
                                                  GROWTH AND INCOME FUND        INCOME FUND             WORLD GROWTH FUND
                                                  ----------------------    --------------------       --------------------
                                                  6/30/01      12/31/00     6/30/01     12/31/00       6/30/01     12/31/00
                                                  -------      ---------    -------     --------       --------   ---------
From operations:
 Net investment income                           $   494       $  1,078    $   528      $   898        $   226     $   287
 Net realized gain (loss) on:
    Investments                                    1,712          3,939        209         (777)          (920)      1,237
    Foreign currency transactions                      -              -          -            -            (15)        (10)
 Change in net unrealized
  appreciation/depreciation of:
  Investments                                     (3,665)        (2,250)       (56)       1,556         (3,487)     (5,329)
  Foreign currency translations                        -              -          -            -            (19)         13
                                                 -------       --------    -------      -------        -------     -------
  Increase (decrease) in net assets
    resulting from operations                     (1,459)         2,767        681        1,677         (4,215)     (3,802)
                                                 -------       --------    -------      -------        -------     -------
Distributions to shareholders from:
 Net investment income                            (1,078)           (35)      (894)           -            (23)       (272)
                                                 -------       --------    -------      -------        -------     -------
 Net realized gains                               (3,990)          (186)         -            -              -      (1,878)
                                                 -------       --------    -------      -------        -------     -------
From capital share transactions:
 Proceeds from shares sold                         2,935          3,976      5,583        2,422            290       4,455
 Dividend reinvestments                            5,068            221        894            -             23       2,150
 Cost of shares redeemed                          (4,137)       (13,109)    (1,175)      (6,820)        (1,733)     (1,309)
                                                 -------       --------    -------      -------        -------     -------
  Increase (decrease) in net assets
    from capital share transactions                3,866         (8,912)     5,302       (4,398)        (1,420)      5,296
                                                 -------       --------    -------      -------        -------     -------
Net increase (decrease) in net assets             (2,661)        (6,366)     5,089       (2,721)        (5,658)       (656)
Net assets:
 Beginning of period                              77,746         84,112     13,500       16,221         33,262      33,918
                                                 -------       --------    -------      -------        -------     -------
 End of period                                   $75,085       $ 77,746    $18,589      $13,500        $27,604     $33,262
                                                 =======       ========    =======      =======        =======     =======
Accumulated undistributed net
 investment income:
 End of period                                   $   494       $  1,078    $   556      $   916        $   215     $    27
                                                 =======       ========    =======      =======        =======     =======
Change in shares outstanding:
 Shares sold                                         152            212        524          250             23         284
 Shares issued for dividends reinvested              270             12         87            -              2         157
 Shares redeemed                                    (219)          (702)      (110)        (729)          (142)        (84)
                                                 -------       --------    -------      -------        -------     -------
  Increase (decrease) in shares outstanding          203           (478)       501         (479)          (117)        357
                                                 =======       ========    =======      =======        =======     =======

See accompanying Notes to Financial Statements on page B-39.

                                     ----
                                     B-38

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                       June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA LIFE INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Delaware business trust consisting of five separate funds.

Shares of the Funds currently are offered only to the Separate Accounts of USAA Life Insurance Company (the Separate Accounts) to serve as the funding medium for certain variable annuity contracts and variable universal life insurance contracts offered by USAA Life Insurance Company (USAA Life).

On May 1, 2001, USAA Life substituted shares of the Vanguard Variable Insurance
Fund: Money Market Portfolio and the Vanguard Variable Insurance Fund:
International Portfolio for shares of the Separate Accounts' investments in the USAA Life Money Market Fund and the USAA Life International Fund, respectively. Subsequently, the USAA Life Money Market Fund was closed on May 7, 2001, and the USAA Life International Fund was closed on May 24, 2001.

The investment objectives of the Funds are as follows:

USAA LIFE AGGRESSIVE GROWTH FUND: Appreciation of capital.

USAA LIFE DIVERSIFIED ASSETS FUND: Long-term capital growth, consistent with preservation of capital and balanced by current income.

USAA LIFE GROWTH AND INCOME FUND: Capital growth and current income.

USAA LIFE INCOME FUND: Maximum current income without undue risk to principal.

USAA LIFE WORLD GROWTH FUND: Long-term capital appreciation.

A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

(1) Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the last quoted sales price, or the most recently determined closing price calculated according to local market convention, available at the time the Funds are valued. If no sale is reported, the average of the bid and asked prices is generally used.

(2) Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

(3) Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

(4) Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Funds' Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions.

(5) Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the investment adviser under the general supervision of the Board of Trustees.

B. FEDERAL TAXES - The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their income to their shareholders, the Separate Accounts and USAA Life. Therefore, no federal income or excise tax provision is required. As a result of certain differences between book and tax basis accounting, reclassifications have been made on the statement of assets and liabilities of the following funds: the USAA Life Diversified Assets Fund to decrease paid-in capital by $6,000, increase undistributed net investment income by $8,000, and decrease accumulated net realized gain on investments by $2,000; the USAA Life Income Fund to increase paid-in capital and decrease undistributed net investment income by $2,000; and the USAA Life World Growth Fund to decrease accumulated undistributed net investment income and decrease accumulated net realized loss on investments by $15,000.

C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term and long-term securities are amortized over the life of the respective securities.

                                     ----

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
(Continued)                                          June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

D. FOREIGN CURRENCY TRANSLATIONS - The assets of the USAA Life World Growth and USAA Life Aggressive Growth Funds may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the accounting records of the Funds are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars on a daily basis.

Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

E. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

2) LINE OF CREDIT

The Funds participate with other USAA funds in a joint short-term committed revolving loan agreement of $400 million with USAA Capital Corporation (CAPCO), an affiliate of USAA Life and USAA Investment Management Company (USAA IMCO). The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, each Fund may borrow from CAPCO an amount up to 5% of its total assets at CAPCO's borrowing rate with no markup. None of the Funds had any borrowings under this agreement during the six-month period ended June 30, 2001.

3) DISTRIBUTIONS

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made to the shareholders, the Separate Accounts and USAA Life, annually or as otherwise required to avoid the payment of federal taxes. USAA Life is a shareholder only in the USAA Life World Growth Fund.

At December 31, 2000, the USAA Life Income Fund had a capital loss carryover for federal income tax purposes of $1,084,000, which, if not offset by subsequent capital gains, will expire in 2008. It is unlikely that the Board of Trustees of the Fund will authorize a distribution of capital gains realized in the future until the capital loss carryover has been utilized or expires.

                                     ----

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
(Continued)                                          June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended June 30, 2001, were as follows:


                     USAA LIFE    USAA LIFE    USAA LIFE   USAA LIFE   USAA LIFE
                    AGGRESSIVE   DIVERSIFIED  GROWTH AND     INCOME      WORLD
                    GROWTH FUND  ASSETS FUND  INCOME FUND     FUND    GROWTH FUND
                    -----------  -----------  -----------  ---------  -----------
Purchases           $ 7,629,000  $10,797,000  $13,953,000  $8,272,000  $4,575,000
Sales/Maturities    $30,021,000  $ 7,855,000  $13,494,000  $3,940,000  $5,494,000

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of June 30, 2001, were as follows:

                USAA LIFE    USAA LIFE     USAA LIFE    USAA LIFE   USAA LIFE
               AGGRESSIVE   DIVERSIFIED   GROWTH AND     INCOME       WORLD
               GROWTH FUND  ASSETS FUND   INCOME FUND      FUND    GROWTH FUND
               -----------  -----------   -----------   ---------  -----------
Appreciation   $12,349,000  $ 5,050,000   $20,889,000   $ 367,000  $ 7,710,000
Depreciation    (3,672,000)  (1,310,000)   (1,567,000)   (148,000)  (3,417,000)
               -----------  -----------   -----------   ---------  -----------
Net            $ 8,677,000  $ 3,740,000   $19,322,000   $ 219,000  $ 4,293,000
               ===========  ===========   ===========   =========  ===========

5) FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The USAA Life World Growth Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counter party to meet the terms of the contract and the Fund foregoing the opportunity for potential profit.

At June 30, 2001, the terms of open currency contracts for the USAA Life World Growth Fund were as follows (in thousands):

Currency Contracts to Buy:

                                       U.S. DOLLAR VALUE     IN EXCHANGE      UNREALIZED     UNREALIZED
EXCHANGE DATE   CONTRACTS TO RECEIVE     AS OF 06/30/01    FOR U.S. DOLLAR   APPRECIATION   DEPRECIATION
-------------   --------------------   ------------------  ---------------   ------------   ------------
07/02/01          16 Australian Dollar         $ 8               $ 8              $ -            $ -
07/03/01       4,618 Japanese Yen               37                37                -              -
07/03/01          21 Singapore Dollar           12                12                -              -
07/03/01          20 Singapore Dollar           11                11                -              -
                                               ---               ---              ---            ---
                                               $68               $68              $ -            $ -

                                     ----

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
(Continued)                                           June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Foreign Currency Contracts to Sell:

                                         U.S. DOLLAR VALUE    IN EXCHANGE     UNREALIZED    UNREALIZED
EXCHANGE DATE     CONTRACTS TO RECEIVE    AS OF 06/30/01    FOR U.S. DOLLAR  APPRECIATION  DEPRECIATION
-------------     --------------------   -----------------  ---------------  ------------  ------------
07/03/01            23 Singapore Dollar         $ 13            $ 13              $ -           $ -
07/05/01         1,319 Japanese Yen               10              10                -             -
                                                 ---             ---              ---           ---
                                                 $23             $23              $ -           $ -
                                                 ===             ===              ===           ===

6) TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES - USAA IMCO carries out each Fund's investment policies and manages each Fund's portfolio. USAA IMCO is indirectly wholly owned by USAA. The Funds' advisory fees are computed on an annualized rate of .50% of the monthly average net assets of the USAA Life Aggressive Growth Fund and .20% of the monthly average net assets for each of the other Funds of the Trust for each calendar month.

B. ADMINISTRATIVE FEES - As outlined in the Underwriting and Administrative Services Agreement by and among USAA Life, the Trust and USAA IMCO, USAA Life provides certain management, administrative, legal, clerical, accounting, and record-keeping services necessary or appropriate to conduct the Trust's business and operations. Fees are based on estimated time spent to provide such services. Under a separate arrangement between USAA Life and USAA IMCO, USAA Life delegates certain mutual fund accounting duties under the Underwriting and Administrative Services Agreement to USAA IMCO and reimburses USAA IMCO for its costs in providing these services.

C. EXPENSES REIMBURSED - USAA Life, out of its general account, has agreed to pay directly or reimburse the Trust for Trust expenses to the extent that such expenses exceed .65% of the monthly average net assets of the USAA Life World Growth Fund, .70% of the monthly average net assets of the USAA Life Aggressive Growth Fund, and .35% of the monthly average net assets of each other Fund. Expenses include advisory and administrative fees discussed above.

D. UNDERWRITING AND ADMINISTRATIVE SERVICES AGREEMENT - The Trust has an agreement with USAA IMCO for exclusive underwriting and distribution of the Funds' shares on a continuing best-efforts basis. USAA IMCO receives no commissions or fees for this service.

E. SHARE OWNERSHIP - At June 30, 2001, USAA Life owned 705,000 shares (30%) of the USAA Life World Growth Fund. All other shares are owned by the Separate Accounts. During the six-month period ended June 30, 2001, USAA Life redeemed all of its shares in the USAA Life Aggressive Growth Fund.

Certain trustees and officers of the Funds are also directors, officers, and/or employees of USAA Life or USAA IMCO. None of the affiliated trustees or Fund officers received any compensation from the Funds.

7) NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Funds to amortize premium and discounts on all fixed-income securities and classify as interest income gains and losses realized on mortgage-backed and asset-backed securities. This change did not affect the Funds' net asset value, but did change the classification of certain amounts in the statements of operations for the USAA Life Diversified Assets Fund and USAA Life Income Fund for the six-month period ended June 30, 2001, as follows:

                                                          USAA Life   USAA Life
                                                         Diversified    Income
                                                         Assets Fund     Fund
                                                         -----------  ---------
Increase (decrease) in interest income                     $(2,000)    $ 1,000
Increase (decrease) in net realized gain on investments      2,000      (6,000)
Increase in change in net unrealized
 appreciation/depreciation of investments                        -       5,000

In addition, the USAA Life Diversified Assets Fund recorded an adjustment to decrease the cost of securities and decrease undistributed net investment income by $8,000, and the USAA Life Income Fund recorded an adjustment to increase the cost of securities and increase accumulated undistributed net investment income by $8,000 to reflect the cumulative effect of this change up to the date of adoption of January 1, 2001. None of the other funds recorded any changes to their financial statements related to Guide's new requirements.

                                     ----

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
              (Continued)                           June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

8) FINANCIAL HIGHLIGHTS

   Per share operating performance for a share outstanding throughout each period as follows:

                                                                      USAA LIFE AGGRESSIVE GROWTH FUND
                                               --------------------------------------------------------------------------------
                                               Six-month                                                             Eight-month
                                              period ended                  Year ended December 31,                  period ended
                                               June 30,            -------------------------------------------        December 31,
                                                 2001                2000               1999             1998             1997*
                                               -------             -------            -------          -------         --------
Net asset value at beginning of period         $ 20.67             $ 25.03            $ 13.87          $ 11.70          $ 10.00
Net investment loss                               (.03)(b)            (.05)(b)           (.07)(b)         (.05)(b)         (.01)(b)
Net realized and unrealized gain (loss)          (2.51)              (3.81)             13.06             2.39             1.83
Distributions of realized capital gains           (.01)               (.50)             (1.83)            (.17)            (.12)
                                               -------             -------            -------          -------          -------
Net asset value at end of period               $ 18.12             $ 20.67            $ 25.03          $ 13.87          $ 11.70
                                               =======             =======            =======          =======          =======
Total return (%)**                              (12.35)             (15.43)             94.34            20.14            18.26
Net assets at end of period (000)              $31,382             $69,242            $58,751          $29,201          $42,545
Ratio of expenses to average net assets (%)        .70 (a)             .70                .70              .70              .70 (a)
Ratio of expenses to average net assets,
 excluding reimbursements (%)                      .98 (a)             .76                .94              .84              .85 (a)
Ratio of net investment loss
 to average net assets (%)                        (.36)(a)            (.20)              (.43)            (.41)            (.15)(a)
Portfolio turnover (%)                           20.26               23.51              56.63            50.48            73.77

                                                                         USAA LIFE DIVERSIFIED ASSETS FUND
                                                 ---------------------------------------------------------------------------------
                                                   Six-month                            Year ended December 31,
                                                  period ended      --------------------------------------------------------------
                                                 June 30, 2001        2000         1999         1998            1997         1996
                                                 -------------      -------      -------      -------        --------      -------
Net asset value at beginning of period             $ 12.90          $ 12.41      $ 15.07      $ 14.48         $ 12.95      $ 11.96
Net investment income                                  .18 (c)          .49          .52          .55             .50          .62
Net realized and unrealized gain                      1.11 (c)          .01          .64          .85            2.14         1.10
Distributions from net investment income              (.48)            (.01)        (.52)        (.55)           (.50)        (.62)
Distributions of realized capital gains              (1.16)               -        (3.30)        (.26)           (.61)        (.11)
                                                   -------          -------      -------      -------         -------      -------
Net asset value at end of period                   $ 12.55          $ 12.90      $ 12.41      $ 15.07         $ 14.48      $ 12.95
                                                   =======          =======      =======      =======         =======      =======
Total return (%)**                                    9.78             4.02         7.58         9.63           20.70        14.30
Net assets at end of period (000)                  $38,418          $33,610      $39,973      $60,570         $48,212      $30,390
Ratio of expenses to average net assets (%)            .35 (a)          .35          .35          .35             .35          .35
Ratio of expenses to average net assets,
 excluding reimbursements (%)                          .59 (a)          .60          .50          .45             .42          .61
Ratio of net investment income
 to average net assets (%)                            3.41 (a,c)       3.70         3.37         3.72            4.02         4.46
Portfolio turnover (%)                               21.56            61.98        38.75        29.67           19.19        43.75

*   Fund commenced operations May 1, 1997.
** Assumes reinvestment of all dividend income and capital gain distributions during the period. The total return calculations for each period do not reflect insurance contract charges that apply at the Separate Account level, such as the mortality and expense charge. These expenses would reduce the total returns for the periods shown.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Calculated using average shares.
(c) The adoption of the requirements discussed in Note 7, New Accounting Pronouncement, has not created a change in these amounts.

                                   ----

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
              (Continued)                           June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

8)  FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                  USAA LIFE GROWTH AND INCOME FUND
                                                 ---------------------------------------------------------------------------------
                                                   Six-month                            Year ended December 31,
                                                  period ended      --------------------------------------------------------------
                                                 June 30, 2001        2000         1999         1998            1997         1996
                                                 -------------      -------      -------      -------        --------      -------
Net asset value at beginning of period                $ 19.39       $ 18.75       $ 18.15      $  17.98      $ 15.06      $ 12.60
Net investment income                                     .10           .18           .27           .28          .28          .26
Net realized and unrealized gain (loss)                  (.39)          .51          2.39           .97         3.68         2.79
Distributions from net investment income                 (.27)         (.01)         (.27)         (.28)        (.27)        (.26)
Distributions of realized capital gains                 (1.00)         (.04)        (1.79)         (.80)        (.77)        (.33)
                                                      -------       -------       -------      --------      -------      -------
Net asset value at end of period                      $ 17.83       $ 19.39       $ 18.75      $  18.15      $ 17.98      $ 15.06
                                                      =======       =======       =======      ========      =======      =======
Total return (%)*                                       (1.81)         3.70         14.67          6.93        26.43        24.13
Net assets at end of period (000)                     $75,085       $77,746       $84,112      $100,438      $85,750      $55,932
Ratio of expenses to average net assets (%)               .35(a)        .35           .35           .35          .34          .35
Ratio of expenses to average net assets,
 excluding reimbursements (%)                             .41(a)        .40           .37           .37          N/A          .53
Ratio of net investment income
 to average net assets (%)                               1.30(a)       1.36          1.31          1.55         1.80         2.25
Portfolio turnover (%)                                  18.43         20.19         19.50         37.75        20.26        14.55

                                                                                        USAA LIFE INCOME FUND
                                                                    --------------------------------------------------------------
                                                   Six-month                            Year ended December 31,
                                                  period ended      --------------------------------------------------------------
                                                 June 30, 2001        2000         1999         1998            1997         1996
                                                 -------------      -------      -------      -------        --------      -------
Net asset value at beginning of period           $ 10.43         $  9.14      $ 10.89       $ 10.96       $ 10.51       $ 11.32
Net investment income                                .34(b,c)        .70          .96           .66           .75           .92
Net realized and unrealized gain (loss)              .12(c)          .59        (1.52)          .35           .46          (.84)
Distributions from net investment income            (.54)              -         (.96)         (.66)         (.76)         (.89)
Distributions of realized capital gains                -               -         (.23)         (.42)            -             -
                                                 -------         -------      -------       -------       -------       -------
Net asset value at end of period                 $ 10.35         $ 10.43      $  9.14       $ 10.89       $ 10.96       $ 10.51
                                                 =======         =======      =======       =======       =======       =======
Total return (%)*                                   4.59           14.00        (5.17)         9.17         11.60           .67
Net assets at end of period (000)                $18,589         $13,500      $16,221       $41,249       $28,246       $24,049
Ratio of expenses to average net assets (%)          .35(a)          .35          .35           .35           .35           .35
Ratio of expenses to average net assets,
 excluding reimbursements (%)                        .97(a)         1.15          .68           .55           .52           .65
Ratio of net investment income
 to average net assets (%)                          6.49(a,c)       6.98         6.56          6.62          7.16          6.99
Portfolio turnover (%)                             24.73           68.10        41.36         61.79         30.77         97.74

* Assumes reinvestment of all dividend income and capital gain distributions during the period. The total return calculations for each period do not reflect insurance contract charges that apply at the Separate Account level, such as the mortality and expense charge. These expenses would reduce the total returns for the periods shown.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Calculated using average shares.
(c) The adoption of the requirements discussed in Note 7, New Accounting Pronouncement, has not created a change in these amounts.

                                   ----

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
            (CONTINUED)                            JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

8)  FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                     USAA LIFE WORLD GROWTH FUND
                                                                    --------------------------------------------------------------
                                                   Six-month                            Year ended December 31,
                                                  period ended      --------------------------------------------------------------
                                                 June 30, 2001        2000         1999         1998            1997         1996
                                                 -------------      -------      -------      -------        --------      -------
Net asset value at beginning of period                 $ 13.41        $ 15.97      $ 14.37      $ 13.34      $ 12.77      $ 11.10
Net investment income                                      .09            .12          .13          .16          .17          .18
Net realized and unrealized gain (loss)                  (1.81)         (1.75)        4.30         1.37         1.62         2.16
Distributions from net investment income                  (.01)          (.12)        (.13)        (.16)        (.17)        (.16)
Distributions of realized capital gains                      -           (.81)       (2.70)        (.34)       (1.05)        (.51)
                                                       -------        -------      -------      -------      -------      -------
Net asset value at end of period                       $ 11.68        $ 13.41      $ 15.97      $ 14.37      $ 13.34      $ 12.77
                                                       =======        =======      =======      =======      =======      =======
Total return (%)*                                       (12.91)        (10.34)       30.93        11.46        14.08        21.12
Net assets at end of period (000)                      $27,604        $33,262      $33,918      $42,080      $39,510      $37,535
Ratio of expenses to average net assets (%)                .65(a)         .65          .65          .65          .59          .65
Ratio of expenses to average net assets,
 excluding reimbursements (%)                              .94(a)         .83          .75          .66          N/A          .82
Ratio of net investment income
 to average net assets (%)                                1.51(a)         .82          .91         1.09         1.20         1.45
Portfolio turnover (%)                                   15.55          38.37        29.62        55.47        48.89        57.66

* Assumes reinvestment of all dividend income and capital gain distributions during the period. The total return calculations for each period do not reflect insurance contract charges that apply at the Separate Account level, such as the mortality and expense charge. These expenses would reduce the total returns for the periods shown.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

                                     ----

                          USAA LIFE INSURANCE COMPANY


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